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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12

AEROVIRONMENT, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2018 Annual Meeting

of Stockholders

and Proxy Statement

Friday, September 28, 2018
at 9:00 a.m., Pacific Time
 994 Innovators Way
Simi Valley, CA 93065

MESSAGE AND Q&A WITH AEROVIRONMENT PRESIDENT AND CHIEF EXECUTIVE OFFICER WAHID NAWABI

Continued strong customer demand for our solutions and effective execution of our strategy produced outstanding financial and operational results in fiscal 2018. Our team is aligned with our objectives and we are making solid progress toward our long-term value creation goals. We are now a pure-play technology solutions provider at the intersection of future-defining capabilities including robotics, sensors, software analytics and connectivity. Our small UAS business maintains our market leadership with United States government customers and we now count 45 international allied defense customers. Our Tactical Missile Systems (TMS) business generated strong orders during the year and we stand ready to satisfy record proposed funding for Switchblade procurement in the government's fiscal 2019. We are proceeding in the development and demonstration phase of the solar-powered High-Altitude Pseudo-Satellite (HAPS) system for our HAPSMobile global broadband telecommunication business, and we launched and now are shipping our integrated Quantix and AVDSS drone-information solution in our Commercial Information Solutions (CIS) business. We see numerous opportunities for value creation ahead of us and are focused on continued growth.

I regularly meet and communicate with our stockholders and would like to share some of the common questions they pose to us:

Q) Why are you reshaping your portfolio now?

  A) Based on the multiple, potentially large market opportunities in small UAS, Tactical Missile Systems, HAPS and Commercial Information Solutions, we believe our complete focus is required to maximize our probability of success and make the most effective use of our resources. For these reasons we are now focused on integrating robotics, sensors, analytics and connectivity technologies into solutions that help our customers proceed with certainty. We will continue to evaluate our portfolio for opportunities to improve our focus, execution and value creation potential.

Q) What kinds of strategic investments are you considering?

  A) We are fortunate to possess a strong balance sheet and the financial flexibility to invest in value creation opportunities when we identify them. Strategic investments include research and development, sustaining engineering, joint ventures, licensing and acquisition opportunities that support our business strategy. Our management team and board will remain disciplined in deploying shareholders' capital to fund high-return, value-creation opportunities, and will continue to prioritize maintaining a strong, debt free capital structure.

Q) How do you evaluate the effectiveness of your strategic investments?

  A) Returns from our strategic investments may manifest in different forms, over different timeframes. For example, prior period investments in our TMS business have produced significant growth in our TMS revenue and in the Switchblade variants we are advancing to address large incremental market segments. Similarly, prior period investments have ensured that our Switchblade system remains the most mature solution to the Army's Lethal Miniature Aerial Missile System (LMAMS) requirement, resulting in record orders during our fiscal 2018 and record proposed LMAMS procurement funding in the United States Department of Defense procurement request for government fiscal year 2019. Additionally, investments over the past decades in HAPS, much accompanied by significant customer funding, positioned us to partner with SoftBank Corp. to establish our HAPSMobile global broadband telecommunication joint venture. Ultimately these investments must yield financial returns in a reasonable timeframe to achieve the stockholder value we seek to create.

Q) What kind of company are you now?

  A) We are a technology solutions provider at the intersection of future-defining capabilities including robotics, sensors, analytics and connectivity, serving defense and commercial end markets. Our UAS, TMS, HAPS and CIS solutions deliver actionable intelligence so our customers can make better decisions and proceed with certainty. We believe the successful execution of our strategy has the potential to create significant value through growth in revenue and profit over time.

Thank you for your continued support and interest in our company.

AEROVIRONMENT, INC.

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders,

We are pleased to invite you to join the board of directors and executive team of AeroVironment, Inc. (the "company") at our 2018 annual meeting of stockholders. Important information relating to the annual meeting is detailed below:

TIME:	9:00 a.m. Pacific Time on Friday, September 28, 2018
PLACE:	The company's offices at: 994 Innovators Way Simi Valley, CA 93065
Unanimous Recommendations of Board of Directors
ITEMS OF BUSINESS:	(1)	Elect Timothy E. Conver and Arnold L. Fishman, each to serve as a Class III director for a three-year term;	FOR
	(2)	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2019;	FOR
	(3)	Conduct an advisory vote on the compensation of our Named Executive Officers; and	FOR
	(4)	Transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.
RECORD DATE:	You can vote if you were a stockholder of the company at the close of business on August 14, 2018.
MEETING ADMISSION:
Registered Stockholders. If you are a registered stockholder (i.e., your shares are NOT held in an account at a brokerage firm, bank, dealer or other similar organization), you or your legal representatives attending the meeting must bring an acceptable form of identification to the meeting, such as a driver's license. Legal representatives must also bring copies of any proxy or power of attorney evidencing the legal representative's right to represent the stockholder at the meeting.

Beneficial Stockholders. If you are a beneficial stockholder (i.e., your shares are held by a brokerage firm, bank, dealer or similar organization (often referred to as "holding in street name")), you should come to the beneficial stockholders' table prior to the meeting. In order to be admitted, beneficial stockholders must bring account statements or letters from their brokers or banks showing that they owned company stock as of the close of business on August 14, 2018. In order to vote at the meeting, beneficial stockholders must bring legal proxies, which they can obtain only from their brokers or banks.
VOTING BY PROXY:
Registered Stockholders. To assure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. Instructions for voting are on your proxy card. If you attend the annual meeting, you may also submit your vote in person, and any previous votes you submitted will be superseded by the vote that you cast at the annual meeting.

You are urged to date, sign and promptly return the proxy card in the envelope provided to you, or to use the telephone or internet method of voting described on your proxy card, so that if you are unable to attend the meeting your shares can be voted.

Beneficial Stockholders. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares. Without your instructions as to how to vote, brokers are not permitted to vote your shares at the annual meeting with respect to the election of directors or the advisory votes to approve the compensation of our Named Executive Officers. Please instruct your broker how to vote your shares using the voting instructions provided by your broker.

This proxy statement is issued in connection with the solicitation of a proxy on the enclosed form by the board of directors of AeroVironment, Inc. for use at our 2018 annual meeting of stockholders. We will begin distributing this proxy statement, a form of proxy and our 2018 annual report on or about August 27, 2018.
Thank you for your support.

Tim Conver Chairman of the Board
Simi Valley, California August 16, 2018

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 28, 2018

This notice, the accompanying proxy statement, and our 2018 annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended April 30, 2018, are available on our website at http://investor.avinc.com/financial-information.

   PROXY SUMMARY

PROXY SUMMARY

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by the board of directors of AeroVironment, Inc. for our 2018 annual meeting of stockholders to be held on Friday, September 28, 2018 and any adjournments or postponements thereof, for the purposes set forth in the attached notice of annual meeting of stockholders. Our principal executive offices are located at 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016. Enclosed with this proxy statement is a copy of our 2018 annual report, which includes our Form 10-K (without exhibits) for the fiscal year ended April 30, 2018. However, the 2018 annual report is not intended to be a part of this proxy statement or a solicitation of proxies.

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more complete information regarding the company's 2018 performance, please review our annual report on Form 10-K for the fiscal year ended April 30, 2018. This proxy statement and the accompanying proxy card are first being distributed to stockholders on or about August 27, 2018.

VOTING AND MEETING INFORMATION

It is important that you vote in order to impact the future of the company. Please carefully review the proxy materials for the 2018 annual meeting of stockholders, which will be held on Friday, September 28, 2018, at 9:00 a.m. Pacific Time, at the company's offices at 994 Innovators Way, Simi Valley, CA 93065, and follow the instructions below to cast your vote on all of the voting matters.

Who is Eligible to Vote

You are entitled to vote at the 2018 annual meeting of stockholders if you were a stockholder of record at the close of business on August 14, 2018, the record date of the meeting. On the record date, there were 23,929,219 shares of common stock issued and outstanding and entitled to vote at the annual meeting. The holders of our common stock are entitled to one vote per share on any proposal presented at the annual meeting. We have no other voting securities outstanding.

Voting in Advance of the Meeting

Even if you plan to attend the 2018 annual meeting of stockholders in person, please vote right away using one of the following advance voting methods (see page 69 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote BY INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL

   PROXY SUMMARY

Attending and Voting at the Annual Meeting

All stockholders of record may vote in person at the 2018 annual meeting of stockholders. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described on page 68.

Important Note about Meeting Admission Requirements: If you plan to attend the meeting in person, you should review the important details on admission requirements on page 68.

Electronic Document Delivery

Instead of receiving future copies of our notice of annual meeting, proxy statement and the annual report on Form 10-K by mail, stockholders of record and most beneficial owners can elect to receive an email that will provide electronic links to these documents. Opting to receive our proxy materials online will save us the cost of producing and mailing documents and also will give you an electronic link to the proxy voting site. Please see your proxy card or the website to which you are referred to vote your shares for instructions on how to elect to receive your proxy materials electronically.

Roadmap of Voting Matters

Stockholders are being asked to vote on the following matters at the 2018 annual meeting of stockholders:

Our Board's Recommendation

Proposal 1. Election of Directors (page 7)

The board believes that the combination of qualifications, skills and experiences of the director nominees would contribute to an effective and well-functioning board. The director nominees possess the necessary qualifications to assist the board in providing effective oversight of the business and strategic advice and counsel to the company's management.

FOR each Director Nominee

Proposal 2. Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm (page 64)

The Audit Committee has appointed Ernst & Young LLP to serve as the company's independent registered public accounting firm for the fiscal year ending April 30, 2019. The Audit Committee and the board believe that the continued retention of Ernst & Young LLP to serve as the company's independent registered public accounting firm is in the best interests of the company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee's selection of our independent registered public accounting firm.

FOR

Proposal 3. Advisory Vote on the Compensation of our Named Executive Officers (page 66)

The company has designed its compensation programs to align employee rewards with the creation of long-term stockholder value. The company seeks a non-binding advisory vote from its stockholders to approve the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis section beginning on page 37 and the Compensation Tables section beginning on page 55. The board values stockholder opinions and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

FOR

   PROXY SUMMARY

QUESTIONS AND ANSWERS (PAGE 67)

Please see the Questions and Answers section beginning on page 67 for important information about the proxy materials, voting, the annual meeting, company documents, communications and the deadlines to submit stockholder proposals for the 2019 annual meeting of stockholders. Additional questions may be directed to Investor Relations at (626) 357-9983 x4245 or investorrelations@avinc.com.

CORPORATE GOVERNANCE (PAGE 22)

The company is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens board and management accountability and helps build public trust in the company. Highlights of our governance practices include:

•

High proportion of independent directors (6 of 8)

•

Director resignations required from directors receiving more "withhold" votes than "for" votes in an uncontested election

•

Lead Independent Director

•

Independent Audit, Compensation and Nominating and Corporate Governance Committees

•

Regular executive sessions of independent directors

•

Regular board and committee self-evaluations

•

Active stockholder engagement

•

Anti-hedging and anti-short sale policies for executives, directors and employees

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Executive compensation driven by pay-for-performance philosophy

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Share ownership guidelines and share retention policy for executives and directors

•

Compensation recovery policy for executives

   PROXY SUMMARY

DIRECTOR NOMINEES AND OTHER DIRECTORS (PAGES 11-19)

Name	Age	Director Since	Primary Experience	Committee Membership	# of Other Public Company Boards

Director Nominees

Timothy E. Conver	74	1988	Former President and Chief Executive Officer of the company	E	0

Arnold L. Fishman*[1]	73	1998	Founder and Former Chairman of the Board of Lieberman Research Worldwide	C	0

Other Directors

Charles Thomas Burbage*	70	2013	Former Executive Vice President and General Manager, Joint Strike Fighter Program of Lockheed Martin	C, NCG, E	0

Charles R. Holland*	72	2004	Retired Air Force General and defense industry consultant		0

Catharine Merigold*	62	2015	Founder and Managing Partner of Vista Ventures	L, A, NCG	0

Edward R. Muller*	66	2013	Former Chairman and Chief Executive Officer of GenOn Energy Inc. and current and former director of public companies	A, C	1

Wahid Nawabi	49	2016	President and Chief Executive Officer of the company since May 2016; former Chief Operating Officer and Senior Vice President of the company and General Manager of the company's former Efficient Energy Systems ("EES") division		0

Stephen F. Page*	78	2013	Former Chief Financial Officer of United Technologies Corporation and Chief Executive Officer of its Otis Elevator division and former director of public companies	A, NCG	0

* = Independent Director

L = Lead Independent Director

A = Audit Committee

C = Compensation Committee

E = Executive Committee

NCG = Nominating and Corporate Governance Committee

1.
If re-elected, the nominee will serve on the Compensation Committee.

   PROPOSAL 1. ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

PROPOSAL 1.
ELECTION OF NOMINEES TO THE BOARD
OF DIRECTORS

Our board of directors consists of eight members and is divided into three classes of directors serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office until their resignation or removal or their successors are duly elected and qualified. In accordance with our certificate of incorporation and bylaws, our board of directors may fill existing vacancies on the board of directors by appointment.

The term of office of the Class III directors will expire at the annual meeting. At the recommendation of the Nominating and Corporate Governance Committee, our board of directors proposes the election of Timothy E. Conver and Arnold L. Fishman. All nominees currently serve as Class III directors. Each of Mr. Conver and Mr. Fishman was elected by stockholders at the 2015 annual meeting of stockholders.

Timothy E. Conver

Arnold L. Fishman

Each of Mr. Conver and Mr. Fishman has indicated his willingness to serve if elected. If Mr. Conver or Mr. Fishman becomes unable to serve or for good cause will not serve, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the board may recommend, unless the board reduces the number of directors. There are currently three Class I directors, whose terms expire at the annual meeting of stockholders in 2019, and three Class II directors, whose terms expire at the annual meeting of stockholders in 2020.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named herein. If voting instructions are received, the proxy holders will vote the proxy cards received by them in accordance with the instructions received. In no event may the proxy holders vote for the election of more than two nominees. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The principal occupation and certain other information about the nominees, our other directors and our executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TWO BOARD NOMINEES LISTED ABOVE.

Withholdings will be counted as present for the purposes of this vote but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Election Process and Voting Standard

There are no limits on the number of terms a director may serve. We believe term limits may cause the loss of experience and expertise important to the effective operation of our board of directors. However, to ensure that the board remains composed of high-functioning members able to keep their commitments to board service, the Nominating and Corporate Governance Committee evaluates the qualifications and considers the performance of each incumbent director before recommending the nomination of that director for an additional term. The Class III directors will be elected on a plurality basis and the two nominees receiving the highest number of "for" votes will be elected as directors. Our Corporate Governance Guidelines, however, provide that at any stockholder meeting at which directors are subject to an uncontested election, each director must receive more "for" votes than "withhold" votes with respect to that director. If a director is elected but receives more "withhold" votes than "for" votes, he or she has agreed to submit a

   PROPOSAL 1. ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

letter of resignation to the board of directors promptly following the certification of the election results. The Nominating and Corporate Governance Committee will make a recommendation to the board on whether to accept or reject the resignation, or whether other action should be taken. The board will act on the resignation taking into account the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision and rationale within 100 days of the certification of the election results. The director who tenders the resignation will not participate in the decisions of the

Nominating and Corporate Governance Committee or the board that concern the resignation.

In addition, pursuant to our Corporate Governance Guidelines, a director whose job responsibilities materially change since his or her last election as a director may be asked to submit a letter of resignation to the board. The board may request such a resignation letter if continuing service on the board by the individual is not consistent with the criteria deemed necessary for continuing service on the board.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying and evaluating nominees for director and for recommending to the board a slate of nominees for the class of directors to be elected at each annual meeting of stockholders. Nominees may be suggested by directors, members of management or stockholders.

Stockholders who would like the Nominating and Corporate Governance Committee to consider their recommendations for nominees to the board of directors should submit their recommendations in writing by mail to the Nominating and Corporate Governance Committee in care of the Office of the Corporate Secretary, AeroVironment, Inc., 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016 or by email to corporatesecretary@avinc.com. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration as other nominees.

   DIRECTOR QUALIFICATIONS AND INDEPENDENCE

DIRECTOR QUALIFICATIONS AND INDEPENDENCE

Directors are responsible for overseeing the company's business consistent with their fiduciary duties to stockholders. This significant responsibility requires highly skilled individuals with diverse qualities, attributes and professional experience. The board believes that there are general requirements that are applicable to all directors and others skills and experience that only need to be represented on the board as a whole, but not necessarily possessed by each director. The board and the Nominating and Corporate Governance Committee consider the qualifications of directors and director candidates individually and in the broader context of the board's overall composition and the company's current and future needs.

Qualifications Required of All Directors

In its assessment of each potential director nominee, the Nominating and Corporate Governance Committee considers the nominee's judgment, integrity, experience, independence, understanding of the company's business or related industries and such other factors as the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the board. The Nominating and Corporate Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill the responsibilities of a director to the company. The board and the Nominating and Corporate Governance Committee require that each director be a recognized person of high integrity, ethics and values, have a proven record of success and demonstrate respect for corporate governance requirements and practices. Each director must also possess practical and mature business judgment, as well as demonstrate innovative thinking and an entrepreneurial spirit, qualities the board believes are essential to its ability to maintain the company's culture of innovation. In addition, the board conducts interviews of potential director candidates to assess intangible qualities, including the individual's ability to ask difficult questions while maintaining collegiality.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The board has identified the qualifications, attributes, skills and experience listed in the bullets below as important for the board to possess as a whole, in light of the company's current needs and business priorities.

•

experience as chief executive officer, president or executive management of a public or large private company;

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extensive knowledge of the company's business;

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aerospace and defense industry expertise;

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global and international business experience;

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strategic development experience, including mergers, acquisitions, venture capital and other strategic transactions;

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diversity of expertise and experience, including substantive matters pertaining to our business, relative to other directors;

•

experience in marketing, engineering, technology and innovation, operations, supply chain, manufacturing and legal;

•

high level of financial literacy and experience;

•

experience as a board member of another publicly-held company;

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data analytics experience;

•

commercial business experience; and

•

experience in scaling or growing a startup or small business into a significant business.

   DIRECTOR QUALIFICATIONS AND INDEPENDENCE

Independence Determinations

Under the listing standards of The NASDAQ Stock Market LLC ("Nasdaq"), and the company's Corporate Governance Guidelines, the board must consist of a majority of independent directors. In making independence determinations, the board observes Nasdaq and SEC criteria and considers all relevant facts and circumstances. To be considered independent under Nasdaq listing standards, a director must pass certain objective tests, such as not being an executive officer or employee of the company or having certain business dealings with the company. Additionally, Nasdaq independence standards include a subjective test that requires our board to make a subjective determination that an individual has no relationships which, in the opinion of the company's board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In evaluating director independence, the board took into consideration General (Retired) Charles R. Holland's service as a consultant to the company.

Pursuant to a consulting agreement with the company effective January 1, 2016 and its subsequent amendments, Mr. Holland performs consulting services for us on a general basis and with respect to particular individual projects assigned by us. During the fiscal year ended April 30, 2018, we paid to Mr. Holland approximately $48,000 in consulting fees pursuant to the terms of his consulting agreement. The board determined that Mr. Holland has no relationship with the company, including Mr. Holland's consulting arrangement with the company, that would interfere with his exercise of independent judgment in carrying out his responsibilities as an independent director.

   2018 NOMINEES FOR CLASS III DIRECTORS

2018 NOMINEES FOR CLASS III DIRECTORS

The board and the Nominating and Corporate Governance Committee believe that the combination of the various qualifications, skills and experience of the director nominees would contribute to an effective and well-functioning board. They also believe that the combination of the various qualifications, skills and experiences of the director nominees individually, and when combined with the other directors, will create a board possessing the necessary qualifications to provide effective oversight of the business and strategic advice and counsel to the company's management.

Included in the biographies of the director nominees and the other directors below is an assessment of the specific qualifications, attributes, skills and experiences that such director nominees and the other members of the board provide to the board of directors and the company.

   2018 NOMINEES FOR CLASS III DIRECTORS

Director Nominees

Timothy E. Conver

Director Since:	1988

Age:	74

Board Committees and Leadership:	Member of Executive Committee

Summary of Experience	Mr. Conver served as our President from November 1990 and as our Chief Executive Officer from 1992 until his retirement in May 2016. Prior to joining the company, Mr. Conver served as President of Whittaker Electronic Resources, a supplier of engineered products for military electronics and industrial instrumentation, for 10 years. Mr. Conver is a graduate of the University of Montana and received his M.B.A. from the University of California, Los Angeles.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Conver has extensive executive leadership experience, having served as the Chief Executive Officer of the company for over 20 years and as President of Whittaker Electronic Resources for 10 years.

Extensive Knowledge of the Company's Business
His knowledge of all aspects of our business and history and his extensive experience managing companies that provide high-technology solutions to military and industrial customers, and deploy practical innovation focused on current and future customer needs, position him well to serve as a director and as our Chairman of the Board.

Defense Industry Experience
Mr. Conver's extensive knowledge and experience in the defense industry was gained through a long and successful career focused on providing high-technology products and innovation to defense customers throughout the U.S. government and internationally.

Commercial Business Experience
Mr. Conver has considerable experience in the commercial aerospace and industrial industries from his service as President of Whittaker Electronic Resources and Chief Executive Officer of the company. His experience in commercial business is beneficial to the board as the company expands its commercial business operations.

   2018 NOMINEES FOR CLASS III DIRECTORS

Arnold L. Fishman

Director Since:	1998

Age:	73

Board Committees and Leadership:	Chair of Compensation Committee

Summary of Experience	Mr. Fishman has served as a member of our board of directors since 1998. Mr. Fishman is the founder of Lieberman Research Worldwide, a leading global market research firm, and Interviewing Service of America, a supplier of market survey services. Mr. Fishman served as the Chairman of Lieberman Research Worldwide and Interviewing Service of America from 1979 and 1983, respectively, until July 2015 when he sold his interests in the companies. He currently serves as the Co-Chairman of Applied VR, LLC. Mr. Fishman received his B.S. in psychology from Brooklyn College.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Fishman has extensive executive experience as the founder of a market research business and market survey business that grew under his leadership to companies that now conducts market research in over 80 countries around the world.

Extensive Knowledge of the Company Mr. Fishman has extensive knowledge and understanding of the company's business, products and personnel gained from 18 years of service as a director.

Related Industry Experience – Marketing and Communication
Mr. Fishman brings to the board critical insight into purchasing behaviors and communications and their relationship to successful business decision-making, which is important to our expanding commercial products businesses.

Science, Technology and Innovation Experience
Mr. Fishman has a track record of successfully developing and implementing innovative business models and practices as an entrepreneur, having founded and led several innovative market research businesses. Mr. Fishman serves as Co-Chairman of AppliedVR, LLC, a technology company using virtual reality to alter behavior in positive ways covering health, safety training, police empathy and other social issues. Mr. Fishman also represented a major film production studio in Croatia and created various innovative film financing vehicles supporting co-productions with major U.S. studios. This background and experience provides an important perspective to the board given the company's innovative culture and long history of successful innovation.

   2018 NOMINEES FOR CLASS III DIRECTORS

Continuing Directors

Charles Thomas Burbage

Director Since:	2013

Age:	70

Board Committees and Leadership:	Member of Compensation Committee, Nominating and Corporate Governance Committee and Executive Committee

Summary of Experience	Mr. Burbage has served as a member of our board of directors since 2013. Mr. Burbage retired from Lockheed Martin Aeronautics Company in April 2013, after a 33-year career during which he served most recently as Executive Vice President and General Manager, Joint Strike Fighter Program from 2000 to 2013. Mr. Burbage also served on active duty in the U.S. Navy as a Naval aviator and recorded more than 3,000 flight hours in 38 types of military aircraft before retiring as a Captain in the U.S. Naval Reserve in 1994. Mr. Burbage currently serves as a director of Terma North America, Inc. and XCOR Aerospace, a spacecraft and rocket engineering company, and Chemring Group, Inc., a subsidiary of Chemring Group PLC. Mr. Burbage received a B.S. in aerospace engineering from the U.S. Naval Academy and holds an M.S. in aeronautical systems from the University of West Florida and an M.B.A. from the University of California, Los Angeles.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer or Executive Experience
Mr. Burbage was the Lockheed Martin executive responsible for the F-35 Joint Strike Fighter program from its inception to adoption. He brings to the board the experience of managing a complex global program involving U.S. military and international customers and global industrial partners.

Extensive Global or International Business Experience
Mr. Burbage's leadership of the F-35 Joint Strike Fighter program involved international business development activities on a global basis. The F-35 was sold to more than 10 countries and involved a global manufacturing capability. This experience is particularly relevant to us as we pursue larger and more complex international business opportunities.

Defense Industry Related Experience
In addition to decades of experience as an executive of Lockheed Martin, Mr. Burbage previously served as a Naval aviator and test pilot. He received numerous industry awards, including the U.S. Naval Academy/Harvard Business Review Award for Ethical Leadership. His defense industry and Naval officer experience provides important insights to the board on our largest business and customer set.

Science, Technology and Innovation Experience
Mr. Burbage has an extensive engineering background. He has a B.S. in aeronautical engineering from the U.S. Naval Academy and an M.S. in aeronautical systems from the University of West Florida. He applied this technical and engineering knowledge as a Naval aviator and in his management roles at Lockheed Martin. This background and experience is critically important to the board because of the innovative nature and technical complexity of our products.

   2018 NOMINEES FOR CLASS III DIRECTORS

Charles Holland

Director Since:	2004

Age:	72

Board Committees and Leadership:	None

Summary of Experience	General Holland has served as a member of our board of directors since 2004. General Holland retired as Commander, Headquarters U.S. Special Operations Command ("USSOCOM") in November 2003 and currently serves as an independent consultant for various entities. Mr. Holland has been a consultant of the company since February 2004. Prior to his retirement, Mr. Holland was responsible for all special operations forces of the Army, Navy and Air Force, both active duty and reserve. Mr. Holland entered the United States Air Force in 1968. He has commanded a squadron, two Air Force wings, served as Deputy Commanding General of the Joint Special Operations Command, and was Commander of the Special Operations Command, Pacific. Prior to commanding USSOCOM, he commanded the Air Force Special Operations Command and was the Vice Commander of U.S. Air Forces in Europe. Mr. Holland serves on the board of directors of a number of private companies in the defense industry, including SELEX Galileo, Inc., MAG Aerospace, and TENAX Aerospace and on the Executive Advisory Board of Cubic Global Defense along with being on the Advisory Board of General Atomics Aeronautical Systems, Inc. Mr. Holland has a B.S. in aeronautical engineering from the U.S. Air Force Academy, an M.S. in business management from Troy State University (W. Germany) and an M.S. in astronautical engineering from the Air Force Institute of Technology.

Specific Qualifications, Attributes, Skills and Experience:

Defense Industry and Senior Military Experience
Mr. Holland brings to the board of directors his perspective and expertise as a warfighter and senior commander and as a senior consultant to the defense industry. He offers critical insight into the needs and demands of our UAS customers.

Extensive Knowledge of the Company
As a result of General Holland's years of experience as a director and his service as a consultant to the company, he has extensive knowledge of our products, business and personnel, which provides a valuable perspective to the board.

Extensive Global or International Business Experience
As a result of his military service and consulting experience, General Holland has extensive international business experience, including knowledge of international military customers, which is highly relevant to our expanding international UAS business.

Science, Technology and Innovation Experience
General Holland has extensive experience working with aerospace and other engineering and technology companies and currently serves on the board of directors of several companies in such industries, including SELEX Galileo and TENAX Aerospace, and on the advisory board of Cubic Global Defense and General Atomics Aeronautical Systems, Inc.. He also holds a bachelor's degree in aeronautical engineering and a master's degree in astronautical engineering. General Holland's significant experience working with technology companies is valuable to the board given the company's product lines and the industries in which the company operates.

   2018 NOMINEES FOR CLASS III DIRECTORS

Catharine Merigold

Director Since:	2015

Age:	62

Board Committees and Leadership:	Lead Independent Director; Member of Audit Committee and Nominating and Corporate Governance Committee

Summary of Experience	Ms. Merigold has been investing in and advising high-growth technology businesses for over 20 years as a venture capitalist. She was a Vice President at Centennial Ventures from 1992 to 1994, and then founded and has been the managing partner of Vista Ventures, a venture firm specializing in investing in software, digital media and network sectors, since January 2000. Prior to founding Vista Ventures, Ms. Merigold served as the President and Chief Executive Officer of University Technology Corporation, a company that managed all technology transfer and associated equity holdings for the University of Colorado system, from 1999 to 2000, and as Vice President of Marketing and Sales for US West Wireless. She began her career at Hewlett-Packard Company, serving in a variety of technical, marketing and sales management roles, including several years spent in Europe. Ms. Merigold has served on a number of corporate boards, including as a board observer for Market Force Information, Inc., a provider of customer intelligence solutions to large consumer companies, a board member of P2Binvestor, Inc., a crowd lending platform providing asset based lines of credit to businesses, and a board member of the Colorado Technology Association, and currently serves as a board member of University License Equity Holdings Inc. (ULEHI), which manages all the equity holdings associated with technology transfer of the University of Colorado. Ms. Merigold holds a B.S. in electrical engineering, with honors, from Washington University in St. Louis and an M.B.A. from Stanford University.

Specific Qualifications, Attributes, Skills and Experience:

Extensive Global or International Business Experience
Ms. Merigold has substantial international business experience gained from her experience at Hewlett-Packard in Europe and previous experience working for the French power company EDF-GDF. Her international experience is important to the board given the company's growing international business.

Science, Technology and Innovation Experience
As a venture capitalist, Ms. Merigold has experience working with numerous technology companies and companies providing innovative solutions, including serving as a board member of P2Binvestor, Inc. and Tendril Networks, Inc., a provider of energy services management software. Given the company's innovative culture and the technical nature of its products, Ms. Merigold's experience working with technology companies provides useful insight to the board.

Related Industry Experience – Marketing
Ms. Merigold provides the board with unique insight into marketing and consumer purchasing behaviors, gained through experience in marketing positions with Hewlett-Packard and US West Wireless, and as a director of Market Force Information. Her extensive knowledge of marketing and purchasing behavior provides the board with critical knowledge for the expansion of our commercial business.

Investment Expertise
Ms. Merigold has seved as a venture capitalist for over twenty years, serving as Vice President and a Partner of Centennial Ventures and later founding and serving as Managing Partner of Vista Ventures. Her significant experience as a venture capitalist has provided her with key understanding of the variables that lead to high-growth success of businesses, which enables Ms. Merigold to provide valuable insight to the board in evaluating potential strategic investments and opportunities.

Experience Scaling and Growing Startup and Small Business
Through her venture capital experience, Ms. Merigold has gained extensive experience helping companies navigate their way through the startup and high-growth phases into becoming a significant operational business. Her experience working with high-growth companies in a variety of industries brings valuable knowledge to the board regarding the scaling and growing of successful businesses, which assists the board in evaluating the company's growth strategy for new market opportunities and potential strategic arrangements.

Data Analytics Experience
Ms. Merigold brings to the board critical knowledge of data analytics, gained through her experinece at US West Wireless, where she implemented and oversaw a data analytics program, as well as through her role as an advisory board member at Market Force Information, which utilizes data analytics in its products and services. Her experience with data analytics is very valuable to the board as the company grows its commercial business.

   2018 NOMINEES FOR CLASS III DIRECTORS

Edward R. Muller

Director Since:	2013

Age:	66

Board Committees and Leadership:	Chair of Audit Committee and member of Compensation Committee

Summary of Experience	Mr. Muller has served as a member of our board of directors since 2013. Mr. Muller served as Vice Chairman of NRG Energy, Inc., a U.S.-based producer and retail supplier of electricity, from December 2012 to February 2017. Prior to the merger in 2012 of NRG and GenOn Energy Inc., Mr. Muller served as the chairman and chief executive of GenOn, which also produced and sold electricity in the United States, a position he held beginning in 2010. From 2005 to 2010, Mr. Muller was chairman and chief executive of Mirant Corporation, which produced and sold electricity in the United States and internationally. Previously, Mr. Muller served as president and chief executive officer of Edison Mission Energy until 2000, which produced electricity in the United States and internationally. Mr. Muller previously served as vice president, chief financial officer, general counsel and secretary of Whittaker Corporation, a conglomerate with activities in aerospace, chemicals, healthcare and metals. Mr. Muller serves as a director of Transocean Ltd., an offshore oil and gas driller, and previously served as a director of Contact Energy, Ltd., Edison Mission Energy, Interval, Inc., Oasis Residential, Inc., Ormat Technologies, Inc., RealEnergy, Inc., RigNet Inc., Strategic DataCorp., The Keith Companies, Inc., and Whittaker Corporation. Mr. Muller is a member of the Council on Foreign Relations, the Pacific Council on International Policy and the Board of Trustees of the Riverview School (which he chaired until June 2018), and previously was Chairman of the U.S. – Philippines Business Committee and Co-Chairman of the International Energy Development Council. Mr. Muller received his undergraduate degree from Dartmouth College and a J.D. from Yale Law School.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Muller brings broad and extensive executive leadership experience to our board, having served as Chief Executive Officer of large companies that produced electricity for more than 15 years and as Chief Financial Officer and General Counsel of Whittaker Corporation.

Related Industry Experience – Energy
Mr. Muller provided the board with an intimate understanding of the U.S. and global electricity industry in support of the electric vehicle strategy, international business operations and multi-product portfolio strategy of the company's now divested EES business segment.

Public Company Board Experience
Serving or having served as a director of 11 different public companies, Mr. Muller brings tremendous business and corporate governance oversight experience to the company and its board.

Financial Expertise
Mr. Muller has extensive financial and accounting experience as a Chief Executive Officer of several energy companies and as Chief Financial Officer of Whittaker Corporation and from serving on numerous public company audit committees. Our board and Audit Committee benefit from Mr. Muller's extensive financial and accounting experience.

Extensive Global or International Business Experience
Mr. Muller has extensive international business experience and is a recognized expert on international policy and energy development. Besides his substantial international business experience as a Transocean Ltd. director, Mr. Muller serves as a Member of the Council on Foreign Relations, the Pacific Council on International Policy and was previously Chairman of the U.S. Philippines Business Committee and Co-Chairman of the International Energy Development Council.

   2018 NOMINEES FOR CLASS III DIRECTORS

Wahid Nawabi

Director Since:	2016

Age:	49

Board Committees and Leadership:	None

Summary of Experience	Mr. Nawabi has served as our President and Chief Executive Officer since May 2016. Previously, Mr. Nawabi served as our President and Chief Operating Officer from January 2016 to May 2016 and as Senior Vice President and Chief Operating Officer from April 2015 to January 2016. He also served as Senior Vice President and General Manager, EES from December 2011 to April 2015. Prior to joining the company, Mr. Nawabi served as Vice President, Global Sales of Altergy Systems, a designer and manufacturer of fuel cell power systems, from March 2010 through November 2011, and as Vice President, Americas, and Vice President, Global Sales for C&D Technologies, a producer and marketer of electrical power storage and conversion products, from February 2009 through March 2010. Prior to joining C&D Technologies, Mr. Nawabi worked for 16 years with American Power Conversion Corporation, a provider of power protection products and services, in a succession of positions of increasing responsibility, most recently as Vice President, Enterprise Segment, North America and Canada. During his 16-year tenure at American Power Conversion, Mr. Nawabi was instrumental to the company's growth into global market leadership positions in power protection and data center physical infrastructure, with significant roles in starting and growing the company's data center physical infrastructure business and in developing and expanding the company's business across Europe and Asia. Mr. Nawabi has a B.S. in electrical engineering from the University of Maryland, College Park.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Nawabi brings significant executive and leadership experience to the board from his experience in various executive roles at the company since 2011 and his prior experience at Altergy Systems, C&D Technologies and American Power Conversion.

Extensive Knowledge of the Company's Business

Mr. Nawabi has gained extensive knowledge of our business operations since joining our company in 2011 as Senior Vice President and General Manager, EES. His knowledge of all aspects of our business, operations and products, including his current service as our President and Chief Executive Officer, allows him to bring valuable practical information and insight to the board.

Extensive Global or International Business Experience
Through his experience as Vice President, Global Sales of Altergy Systems and of C&D Technologies, as well as his service as our Chief Operating Officer, President and Chief Executive Officer, Mr. Nawabi has gained extensive international business experience. At C&D Technologies, Mr. Nawabi helped expand and grow the business throughout Latin America, which led to the expansion of the company's presence both in manufacturing capacity as well as sales, marketing and customer service in such regions. Additionally, Mr. Nawabi helped develop American Power Conversion's business across Europe and Asia. As our international sales continue to increase, Mr. Nawabi's international experience will be a valuable asset to our board.

Science Technology and Innovation Experience
As the General Manager of the company's former EES business segment, Mr. Nawabi oversaw the launch of multiple innovative and successful new products to market and was responsible for revamping the division's product development processes, which were eventually implemented across the company's UAS segment as well. Additionally, while at American Power Conversion, Mr. Nawabi was instrumental in launching numerous innovative products to market, many of which were recognized as "industry firsts."

Experience Scaling and Growing Startup and Small Business
During his tenure at American Power Conversion, Mr. Nawabi was instrumental and led the core leadership team in growing and scaling the company's data center physical infrastructure business, taking the business from its inception to a global leader with $600 million in annual global revenues. Mr. Nawabi's experience in growing and scaling businesses will provide valuable insight to the board as the company seeks to grow its commercial operations and evaluates potential strategic transactions.

   2018 NOMINEES FOR CLASS III DIRECTORS

Stephen F. Page

Director Since:	2013

Age:	78

Board Committees and Leadership:	Member of Audit Committee and Chair of Nominating and Corporate Governance Committee

Summary of Experience	Mr. Page has served as a member of our board of directors since 2013. Mr. Page served on the board of directors and audit committees of Lowe's Companies, Inc., a home improvement retailer, from 2003 to 2012; PACCAR, Inc., one of the largest manufacturers of medium and heavy duty trucks in the world, from 2004 to 2012; and Liberty Mutual Holding Company Inc., one of the largest property and casualty insurance companies in the U.S., where he was lead director. Before retiring in 2004, Mr. Page served in many leadership roles at United Technologies Corporation, a provider of high technology products and services to the global aerospace and building systems industries, including director, Vice Chairman and Chief Financial Officer, and President and Chief Executive Officer of Otis Elevator, currently a $12 billion division of United Technologies. Mr. Page holds a B.S. in business administration from Loyola Marymount University and J.D. from Loyola Law School.

Specific Qualifications, Attributes, Skills and Experience:

Chief Executive Officer and Executive Experience
Mr. Page has extensive executive leadership experience at large public companies. He served as Chief Financial Officer of United Technologies, a global provider of high-technology products and support services in the aerospace and building industries with current annual revenues of approximately $60 billion, and he also served as Chief Executive Officer of Otis Elevator, currently a $12 billion revenue operating unit of United Technologies, as Chief Financial Officer of Black & Decker Corporation, a manufacturer of power tools, and as General Counsel of the McCullough Corporation, a subsidiary of Black & Decker.

Extensive Global or International Business Experience
Mr. Page gained extensive experience leading international businesses in his executive leadership roles at United Technologies and as a director of PACCAR. This international business experience is extremely valuable to us as international business becomes an increasingly important component of our business.

Defense and Related Industry Experience
From his experience in leadership roles at United Technologies, Mr. Page brings highly relevant experience to our military-focused unmanned aircraft systems business. As a director of PACCAR, one of the world's largest manufacturers of medium and heavy-duty trucks, Mr. Page provided experience previously relevant to our divested EES business segment.

Commercial Business Experience
Mr. Page gained substantial experience in commercial business operations through his positions at United Technologies and Black & Decker Corporation. Mr. Page's commercial business experience is of significant importance to the board as the company expands its commercial operations.

Public Company Board Experience
Mr. Page's service as Vice Chairman of United Technologies and as the Lead Independent Director at Liberty Mutual and his experience as a director of United Technologies, PACCAR and Lowe's provides us with valuable corporate governance and board leadership experience.

Financial Expertise
Having served as Chief Financial Officer of two major public companies and as Audit Committee Chair of Lowe's, PACCAR and Liberty Mutual, Mr. Page brings a wealth of financial, capital allocation and audit committee experience to the company and the board.

   2018 NOMINEES FOR CLASS III DIRECTORS

SUMMARY OF DIRECTOR NOMINEES

The following information and graphics summarize the qualifications of the nominees for Class III director and the other members of the board. Based on a careful assessment, the Nominating and Corporate Governance Committee and the board concluded that each nominee is qualified to serve as a director and that the collective board, including the nominees for election, possesses the necessary qualifications, attributes, skills and experience to provide effective oversight of the business and provide strategic advice and counsel to the company's management.

All nominees and other directors exhibit:

•	High integrity	•	Innovative thinking
•	Proven record of success	•	Knowledge of corporate governance

Our director nominees and other directors bring a balance of important skills to our boardroom

The fact that an item is not highlighted for a director does not mean that the director does not possess that qualification, attribute, skill or experience.

   2018 NOMINEES FOR CLASS III DIRECTORS

Our director nominees and other directors provide an effective mix of experience and fresh perspective.

INDEPENDENCE

PRIOR BOARD SERVICE

   CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Board of Directors and Committees

Our board of directors functions in a collaborative manner and all directors play an active role in overseeing the company's business both at the board and committee levels. The 2018 director nominees consist of two Class III director nominees, one of whom is an independent director and each of whom has significant executive leadership experience and knowledge of the company's business.

Pursuant to our bylaws, our board must annually elect one of its members to serve as Chairman of the Board, who shall preside over meetings of the board and stockholders, consult and advise the board and its committees on the business and affairs of the company, and perform such other duties as may be assigned by the board. Our bylaws also require the board to designate annually an independent director to serve as the Lead Independent Director if the Chairman of the Board is not an independent director. The designation of a Lead Independent Director is for a one-year term and a Lead Independent Director may be eligible for re-election at the end of that term. Designation as such does not impose on the Lead Independent Director any obligation or standard greater than or different from those of the company's other directors. The Lead Independent Director has the following roles and responsibilities:

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presides at all meetings of the board or stockholders at which the Chairman of the Board is not present;

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serves as a liaison on board-related issues between the Chairman of the Board and the independent directors;

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reviews and provides input to the Chairman of the Board regarding the nature, scope and timeliness of information that management provides to the board;

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reviews and provides input to the Chairman of the Board regarding the agendas for board meetings and the annual schedule of board meetings;

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presides at meetings of the independent directors and apprises the Chairman of the Board of the issues discussed, as appropriate; and

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performs such other duties as the board may from time to time delegate.

Our officers, under the direction of our Chief Executive Officer, are generally in charge of the day-to-day affairs of the company, subject to the powers reserved to the board.

As set forth in the company's Corporate Governance Guidelines, regularly scheduled executive sessions of independent directors are held at least twice per year. In addition, the non-employee directors also hold regular executive sessions. These meetings allow our independent and non-employee directors to discuss issues of importance to the company, including the business and affairs of the company, as well as matters concerning management, without any member of management present. Independent directors chair all of the board committees (except our Executive Committee), which are described below.

Board Leadership Structure

We do not have a formal policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer. The company's governance framework provides the board with flexibility to select the appropriate leadership structure for the company. In making leadership structure determinations, including whether to separate or combine the Chairman of the Board and Chief Executive Officer roles, the board considers many factors, including the specific needs of the business and what is in the best interests of the company's stockholders.

Our current leadership structure is as follows:

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Chairman of the Board: Timothy E. Conver

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Lead Independent Director: Catharine Merigold

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Chief Executive Officer: Wahid Nawabi

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Committees led by independent directors

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Active engagement by all directors

Prior to May 2016, Mr. Conver served as our Chairman of the Board and Chief Executive Officer. Upon Mr. Conver's retirement as our Chief Executive Officer effective May 1, 2016, a position Mr. Conver held since 1992, the board separated our Chairman of the Board and Chief Executive Officer positions, with Mr. Conver continuing as our Chairman of the Board and Mr. Nawabi assuming the role of Chief Executive Officer.

The board believes that our current leadership structure, which consists of a non-independent Chairman of the Board, a separate Chief Executive

   CORPORATE GOVERNANCE

Officer who is also a member of the board, an independent director serving as Lead Independent Director and strong, active independent directors, is the optimal structure to guide our company and maintain the focus required to achieve our business goals. The board believes this structure provides an effective balance between strong company leadership and appropriate safeguards and oversight by independent directors, as it permits Mr. Nawabi to focus his full attention to our business and operations. Additionally, this structure allows Mr. Conver, who has extensive knowledge of our business and operations as our former President and Chief Executive Officer, to focus his attention on the company's strategic issues considered by our board. In addition, the board believes that Mr. Conver's interest as a significant stockholder is strongly aligned with his fiduciary duties as a director of the company.

Role in Risk Oversight

Our board of directors is responsible for overseeing our risk management and delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management the company's policies with respect to risk assessment and risk management. The committee is chartered to discuss with management our significant risk exposures and the actions management has taken to limit, monitor or control such exposures. In addition to the Audit Committee's work in overseeing risk management, our full board engages in discussions of the most significant risks that we face and how these risks are being managed.

Board Meetings

Under the company's bylaws, regular meetings of the board are held at such times as the board may determine. Special meetings of the board may be called by the Chairman of the Board or the President on 48 hours' notice to each director or by the President or the Corporate Secretary after receiving a written request of two directors on 48 hours' notice. The board held 7 meetings in fiscal year 2018. Each director attended at least 75% of all meetings of the board of directors and each committee on which he or she sat during fiscal year 2018.

Annual Meeting Attendance

The company does not have a formal policy regarding directors' attendance at annual meetings of stockholders, but encourages all directors to attend such meetings. Seven members of our board, who were serving as directors at the time, attended the 2017 annual meeting of stockholders.

Board Committees

The board has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Executive Committee. The board has adopted a written charter for each of these committees, which are available on the company's website at www.avinc.com by clicking on "Investors" and then "Corporate Governance." All of the members of each of these standing committees (other than the Executive Committee) meet the criteria for independence prescribed by the SEC and Nasdaq. The information contained on our website is not incorporated by reference into, and does not form a part of, this proxy statement. Our board of directors may establish other committees to facilitate the management of our business. Additional information about the committees is provided below.

Audit Committee

Committee Chair:	Edward R. Muller
Other Committee Members:	Stephen F. Page and Catharine Merigold
Meetings held in FY 2018:	5

The board has determined that Mr. Muller and Mr. Page qualify as audit committee financial experts as defined by the rules of the SEC. All committee members are able to read and understand fundamental financial statements in accordance with Nasdaq requirements. Our Audit Committee's main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. The Audit Committee's responsibilities include:

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selecting and hiring our independent registered public accounting firm;

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evaluating the qualifications, independence and performance of our independent registered public accounting firm;

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reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

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reviewing the design, adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics;

   CORPORATE GOVERNANCE

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reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies;

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overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

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reviewing with management and our independent registered public accounting firm our annual and quarterly financial statements;

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reviewing with management and our independent registered public accounting firm any earnings announcements or other public announcements concerning our operating results;

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establishing procedures for the receipt, retention and treatment of complaints (including procedures for receiving and handling complaints on a confidential and anonymous basis) regarding accounting, internal accounting controls or auditing matters, including employee concerns regarding questionable accounting or auditing matters;

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preparing the audit committee report that the SEC requires in our annual proxy statements; and

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reviewing and approving any related party transactions.

The Code of Business Conduct and Ethics ("code of conduct"), is our code of ethics for directors, executive officers, employees and agents. Any amendment to the code of conduct that applies to our directors or executive officers may be made only by the board or a board committee and will be disclosed on our website. The code of conduct is available at http://investor.avinc.com. The Audit Committee charter and the code of conduct are also available in print to any stockholder who requests them.

Compensation Committee

Committee Chair:	Arnold L. Fishman
Other Committee Members:	Charles Thomas Burbage and Edward R. Muller
Meetings held in FY 2018:	6

Our Compensation Committee's purpose is to assist our board of directors in determining the development plans and compensation for our senior management and the compensation to be paid to directors for board and committee service. The Compensation

Committee of our board is comprised of three independent directors. The Compensation Committee's responsibilities with respect to executive and director compensation are:

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to review our compensation philosophy;

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to review and recommend to the board corporate goals and objectives relating to the compensation of our Chief Executive Officer, evaluate the performance of our Chief Executive Officer in light of those goals and objectives and review and recommend to the board the compensation of our Chief Executive Officer;

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to review and approve all compensation of our executive officers and all other officers subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

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to review all employment agreements and severance arrangements of executive officers;

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to review and recommend to the board compensation for non-management directors' service on the board and any committees;

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to review all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans;

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to review and approve the Compensation Discussion and Analysis contained in this proxy statement; and

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to review and approve executive officer indemnification and insurance matters.

In addition, the Compensation Committee is responsible for the general administration of all executive compensation plans, including:

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setting performance goals for our executive officers and reviewing their performance against these goals;

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approving all amendments to, and terminations of, all such compensation plans and any awards under such plans;

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granting awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers; and

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making recommendations to the board with respect to awards for directors under our equity incentive plans.

   CORPORATE GOVERNANCE

In addition, the Compensation Committee has the sole authority, in accordance with applicable securities laws, rules and regulations and Nasdaq listing standards, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Compensation Committee believes to be necessary or appropriate. The Compensation Committee is responsible for the appointment, compensation and oversight of the work of any compensation advisors retained by the Compensation Committee. Subject to any exceptions under the Nasdaq listing standards, prior to selection and engagement of any compensation advisor, the Compensation Committee will undertake an analysis of the independence of each such compensation advisor under the independence factors specified in the applicable requirements of the Exchange Act and the Nasdaq listing standards. The company will provide for appropriate funding, as determined by the Compensation Committee in its sole discretion, for payment of compensation to any compensation advisors retained by the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during the fiscal year ended April 30, 2018 were Arnold L. Fishman, Charles Thomas Burbage, and Edward R. Muller. None of the current or proposed members of our Compensation Committee at any time has been one of our executive officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Nominating and Corporate Governance Committee

Committee Chair:	Stephen F. Page
Other Committee Members:	Charles Thomas Burbage and Catharine Merigold
Meetings held in FY 2018:	4

Our Nominating and Corporate Governance Committee's purpose is to assist our board by identifying individuals qualified to become members of our board of directors, consistent with criteria set by our board, and to develop our corporate governance principles. The Nominating and Corporate Governance Committee's responsibilities include:

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evaluating the composition, size and governance of our board of directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

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administering a policy for considering stockholder nominees for election to our board of directors;

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evaluating and recommending candidates for election to our board of directors;

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overseeing our board of directors' performance and self-evaluation process; and

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reviewing our corporate governance principles and providing recommendations to the board regarding possible changes.

Our board of directors believes that it should be composed of directors with varied, complementary backgrounds and that directors should, at a minimum, have expertise that may be useful to the company. Directors should also possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to our business.

When evaluating director candidates, the Nominating and Corporate Governance Committee takes into account the degree to which a candidate fulfills the criteria contained in the Corporate Governance Guidelines and other factors consistent with those guidelines, including the following:

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independence from management;

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personal and professional integrity, ethics and values;

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practical and mature business judgment;

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experience as a Chief Executive Officer, President or other executive officer of a public or large private company;

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extensive knowledge of the company's business or experience in one or more industries in which we compete, including aerospace and defense, alternative energy, automotive or industrials;

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global and international business experience;

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experience in strategic development activities, including mergers, acquisitions, partnerships and venture capital transactions;

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experience in marketing, engineering, technology and innovation, operations, supply chain and manufacturing, and legal;

   CORPORATE GOVERNANCE

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a high degree of financial literacy and experience;

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experience as a board member of another publicly-held company;

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diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

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data analytics experience;

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commercial business experience; and

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experience in scaling or growing a startup or small business into a significant business.

The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders applying the criteria for candidates described above and considering the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to the Corporate Secretary and include:

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a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

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the name of and contact information for the candidate;

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a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

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with respect to each of the proposing stockholder and the candidate, the class and number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record;

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with respect to each of the proposing stockholder and the candidate, any derivative, swap or other transaction, or series of transactions, the purpose or effect of which is to give such party economic risk similar to ownership of shares of our capital stock;

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with respect to each of the proposing stockholder and the candidate, any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any of our shares of capital stock;

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with respect to each of the proposing stockholder and the candidate, any agreement, arrangement, understanding or relationship engaged in, directly or indirectly, to reduce the level of risk of loss to, or increase or decrease the voting power of, such party with respect to our shares of capital stock, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of our shares of capital stock;

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with respect to each of the proposing stockholder and the candidate, any right to dividends on any of our shares of capital stock owned beneficially by such party that are separated from our underlying shares of capital stock;

•

with respect to each of the proposing stockholder and the candidate, opportunity to profit from, or any performance-related fees such party is entitled to, based on the increase or decrease in the value of any of our shares of capital stock;

•

all information relating to the proposing stockholder and the candidate that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or consents for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the proposing stockholder, on the one hand, and the candidate, his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K promulgated under the Exchange Act if such proposing stockholder were the "registrant" for purposes of such rule and the candidate were a director or executive officer of such registrant; and

•

a completed and signed questionnaire, representation and agreement with respect to the candidate's background, any voting commitments or compensation arrangements and the candidate's commitment to abide by our Corporate Governance Guidelines.

In addition, we may require any candidate to furnish such other information as may reasonably be required by us to determine the eligibility of such candidate to serve as an independent director in accordance with our Corporate Governance Guidelines or that could be material to a reasonable stockholder's understanding of the independence or lack of independence of such candidate.

   CORPORATE GOVERNANCE

Before nominating a sitting director for re-election at an annual meeting, the Nominating and Corporate Governance Committee will consider:

•

the director's performance on the board of directors; and

•

whether the director's re-election would be consistent with our Corporate Governance Guidelines.

Executive Committee

Committee Chair:	Timothy E. Conver
Other Committee Members:	Charles Thomas Burbage
Meetings held in FY 2018:	0

Our Executive Committee's purpose is to exercise the powers of the board of directors when the board is not in session, subject to specific restrictions as to powers retained by the full board of directors or delegated to other committees of the board of directors. Powers retained by the full board of directors include those relating to amendments to our certificate of incorporation and bylaws, mergers, consolidations and sales or exchanges involving substantially all of our assets.

Board Self-Evaluations

The board of directors conducts annual self-evaluations to assess the qualifications, attributes, skills and experience represented on the board and to determine whether the board and its committees are functioning effectively. During the year, the Nominating and Corporate Governance Committee receives input on the board and committee performance from directors and discusses the input with the full board. The self-assessment focuses on the board's contribution to the company and on areas in which the board believes that the board or any of its committees could improve.

Communication with the Board

The board has established a process to facilitate communication with stockholders and other interested parties. Communications can be addressed to the directors in care of the Corporate Secretary, 800 Royal Oaks Drive, Suite 210, Monrovia, CA 91016 or by email to corporatesecretary@avinc.com. At the direction of the board, all mail received may be opened and screened for security purposes. The board of directors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "outside directors" or "non-employee directors" will be forwarded or delivered to the Lead Independent Director. Mail addressed to the "board of directors" will be forwarded or delivered to the Chairman of the Board.

Commitment to Good Corporate Governance

The board has adopted various policies and guidelines as part of the company's commitment to good corporate governance. Examples of such polices include:

•

anti-hedging and anti-short sale polices for executives, directors and employees;

•

share ownership guidelines and share retention policy for executives and directors; and

•

a compensation recovery policy for executives.

   DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Compensation of Non-Employee Directors

The general policy of our board of directors is that compensation for non-employee directors should be a mix of cash and equity-based compensation. We do not pay management directors for board service in addition to their regular employee compensation. Our Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The board of directors reviews the Compensation Committee's recommendations and determines the amount of director compensation.

The Compensation Committee's independent compensation consultant during fiscal year 2018, Pay Governance LLC ("Pay Governance"), a national compensation consulting firm, assisted the board of directors in setting director compensation for fiscal year 2018. After reviewing compensation data of peer group companies provided by Pay Governance, the board decided that the annual cash retainer fees and the value of annual equity compensation provided to non-employee directors for fiscal 2018 service should remain at the same levels as in effect for fiscal 2017.

The table below presents the annual cash retainer fees for our non-employee directors in effect in fiscal year 2018.

Director Responsibilities	Annual Retainer

Board Members	$45,000
Chairman of the Board	$50,000
Lead Independent Director	$10,000
Chair of Audit Committee	$16,000
Audit Committee Member (not including Chair)	$ 6,000
Chair of Nominating and Corporate Governance Committee	$10,000
Nominating and Corporate Governance Committee Member (not including Chair)	$ 2,500
Chair of Compensation Committee	$12,000
Compensation Committee Member (not including Chair)	$ 4,000

Annual retainer amounts are paid in four equal quarterly installments at the beginning of each of our fiscal quarters if the individual is still serving as a director at such time. We also reimburse non-employee directors for out-of-pocket expenses incurred in connection with their service as a director, such as attending board or committee meetings.

In addition to cash retainer fees for fiscal 2018, the board determined that our continuing non-employee directors receive a grant of restricted stock awards with an aggregate value of $110,000 on the date of grant (measured by the fair market value per share of our common stock subject to the awards on the date of grant). Newly elected or appointed non-employee directors will be granted restricted stock awards with an aggregate value of $170,000 on the date of grant (measured by the fair market value per share of our common stock subject to the awards on the date of grant). The annual and new director equity grant values were determined by the board to be competitive with non-employee director annual equity awards at comparable companies based on Pay Governance benchmarking data presented to the board at the March 2017 meeting and described above.

Prior to fiscal 2017, restricted stock awards granted to our non-employee directors vested in five equal annual installments. However, based on market data regarding vesting provided to the compensation committee and the board in March 2017 by Pay Governanc, the board determined that future equity grants should vest in equal annual installments over a three-year period. In June 2018, the board of directors approved the issuance of the annual restricted stock awards to our non-employee directors for their service during fiscal 2018, each with a value of $110,000, which awards vest in three equal annual installments on July 11, 2018, 2019 and 2020.

We have entered into letter agreements with each of our non-employee directors that provide for the acceleration of vesting and exercisability of all company stock options and restricted stock awards held by the director upon the completion of a change in control (as such term is defined in our severance protection agreements with our Named Executive Officers described on page 60 below).

   DIRECTOR COMPENSATION

Pursuant to an agreement with Mr. Conver, we provide supplemental medical coverage for Mr. Conver and his spouse following his retirement. As of April 30, 2018, the actuarial value of Mr. Conver and his spouse's lifetime supplemental medical coverage is approximately $173,989 based on the estimated future cost of insurance premiums and the life expectancies of Mr. Conver and his spouse. The value of the supplemental medical coverage provided to Mr. Conver and his spouse during fiscal year 2018 is reflected in the table below.

Fiscal Year 2018 Non-Employee Director Compensation Table

The following table identifies the compensation paid during fiscal year 2018 to each person who served as a non-employee director during fiscal year 2018.

Name	Fees Earned or Paid in Cash ($)	Stock Awards[1] ($)	All Other Compensation ($)	Total ($)

Charles Thomas Burbage	51,500	110,009	—	161,509
Timothy E. Conver	95,000	110,009	$11,727[2]	216,736
Arnold L. Fishman	57,000	110,009	—	167,009
Charles R. Holland	45,000	110,009	48,000[3]	220,009
Catharine Merigold	56,000	110,009	—	166,009
Edward R. Muller	72,500	110,009	—	182,509
Stephen F. Page	61,000	110,009	—	171,009

1.
The value of the equity awards equals their grant date fair value as computed in accordance with Financial Accounting Standards Board ("FASB"), Accounting Standards Codification ("ASC"), Topic 718 with respect to restricted stock awarded to directors during fiscal year 2018. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 12 to the financial statements included in our annual report on Form 10-K for our 2018 fiscal year, as filed with the SEC.

2.
Pursuant to an agreement with Mr. Conver, our former President and Chief Executive Officer, we provide supplemental medical coverage for Mr. Conver and his spouse following his retirement as our President and Chief Executive Officer. As of April 30, 2018, the actuarial value of Mr. Conver and his spouse's lifetime supplemental medical coverage is approximately $173,989, based on the estimated future cost of insurance premiums and the life expectancies of Mr. Conver and his spouse. This amount represents the value of the supplemental medical coverage provided to Mr. Conver and his spouse during fiscal year 2018.

3.
Consists of consulting fees received by Mr. Holland. See "Independence Determinations" above for a full description of Mr. Holland's consulting relationship.

The non-employee members of our board who held such positions on April 30, 2018 held the following aggregate number of unexercised options as of such date:

Name	Number of Securities Underlying Unexercised Options

Charles Thomas Burbage	25,000
Timothy E. Conver	101,362
Arnold L. Fishman	21,500
Charles R. Holland	—
Catharine Merigold	—
Edward R. Muller	25,000
Stephen F. Page	20,000

The non-employee members of our board who held such positions on April 30, 2018 held the following aggregate number of shares of unvested restricted stock as of such date:

Name	Number of Securities Underlying Unvested Restricted Stock

Charles Thomas Burbage	10,889
Timothy E. Conver	25,439
Arnold L. Fishman	9,589
Charles R. Holland	9,589
Catharine Merigold	9,959
Edward R. Muller	10,889
Stephen F. Page	10,889

   DIRECTOR COMPENSATION

The following table provides a breakdown of fees earned or paid in cash during fiscal year 2018.

Name	Annual Retainers ($)	Chairman of the Board, Lead Independent Director and Committee Chair Retainer Fees ($)	Committee Member Retainer Fees ($)	Total Fees ($)

Charles Thomas Burbage	45,000	—	6,500	51,500
Timothy E. Conver	45,000	50,000	—	95,000
Arnold L. Fishman	45,000	12,000	—	57,000
Charles R. Holland	45,000	—	—	45,000
Catharine Merigold	45,000	2,500	8,500	56,000
Edward R. Muller	45,000	23,500	4,000	72,500
Stephen F. Page	45,000	10,000	6,000	61,000

Compensation Policies Applicable to Non-Employee Directors

Annual Limits on Director Compensation

We have adopted annual limits on the amount of compensation that any individual non-employee director may receive for service on our board of directors. The sum of any cash compensation, other compensation and equity awards granted to a non-employee director as compensation for services on our board during any fiscal year may not exceed $500,000 (or $700,000 for the director's initial year of service). The board of directors may make exceptions to this limit in extraordinary circumstances, provided that the director receiving the additional compensation may not participate in the decision to award that compensation.

Stock Ownership Guidelines for Non-Employee Directors

In August 2013, our board of directors adopted stock ownership guidelines for our non-employee directors. Under the guidelines, each non-employee director is expected to, within five years of the later of August 6, 2013 or the date on which such person is appointed to the board, own shares of the company's common stock with a market value of no less than three times his or her current annual cash retainer for serving as a member of the board of directors, exclusive of chairperson, committee or meeting fees. Any shares of our common stock held by a member of our board of directors in margin accounts or pledged as collateral for a loan will not be considered for purposes of satisfying the ownership guidelines described above. The company determines progress towards meeting the applicable ownership thresholds and ongoing compliance with the guidelines on the last day of each fiscal year. The table below shows each non-employee director's equity ownership in the company as a

   DIRECTOR COMPENSATION

multiple of his or her cash retainer and the minimum ownership level required pursuant to these guidelines for each of our current non-employee directors, as of April 30, 2018:

Name	Dollar Value of Equity Ownership as a Multiple of Annual Retainer ($)[1]	Minimum Ownership Level Required as a Multiple of Annual Retainer

Charles Thomas Burbage	13.3x	3x
Timothy E. Conver	2337.3x	3x
Arnold Fishman	381.3x	3x
Charles R. Holland	31.8x	3x
Catharine Merigold	5.2x	3x
Edward R. Muller	26.4x	3x
Stephen F. Page	35.3x	3x

1.
For each non-employee director, calculated by dividing (a) the sum of (1) the aggregate number of shares of vested and unrestricted common stock held by such non-employee director, multiplied by the closing price of $54.50 per share of our common stock on April 30, 2018, the last trading day of fiscal 2018, plus (2) the amount by which the market value of the shares of common stock underlying vested stock options held by such non-employee exceeds the exercise price of such stock options, if any, by (b) the annual retainer paid to such non-employee director (excluding any annual cash retainer for committee membership or chairmanship or service as lead independent director).

Post-Vesting Stock Retention Guidelines

The company has adopted post-vesting stock retention guidelines, which require non-employee directors to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.

Insider Trading and Anti-Hedging Policies

The company's insider trading policies contain stringent restrictions on transactions in company stock by non-employee directors. All trades by non-employee directors must be pre-cleared. Furthermore, no member of our board of directors may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock.

Stock ownership and retention guidelines and anti-hedging policies for our executive officers, including Mr. Nawabi, are described below under "Executive Compensation and Other Information – Compensation Discussion and Analysis – Stock Ownership Guidelines for Executive Officers."

   RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTIONS

Certain Transactions and Relationships

Review and Approval of Related Party Transactions.    All transactions and relationships in which the company and our directors, director nominees and executive officers or their immediate family members are participants are reviewed by our Audit Committee or another independent body of the board of directors, such as the independent and disinterested members of the board. As set forth in the Audit Committee charter, the members of the Audit Committee, all of whom are independent directors, review and approve related party transactions for which such approval is required under applicable law, including SEC and Nasdaq rules. In the course of its review and approval or ratification of a disclosable related party transaction, the Audit Committee or the independent and disinterested members of the board may consider:

•

the nature of the related person's interest in the transaction;

•

the material terms of the transaction, including, without limitation, the amount and type of transaction;

•

the importance of the transaction to the related person;

•

the importance of the transaction to the company;

•

whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the company; and

•

any other matters the Audit Committee deems appropriate.

Reportable Related Party Transactions.    Other than the employment arrangements described elsewhere in this proxy statement, since May 1, 2017, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which:

•

the amount involved exceeded or will exceed $120,000; and

•

a director, director nominee, executive officer, holder of five percent or more of any class of our capital stock or any member of his or her immediate family had or will have a direct or indirect material interest.

   EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The following table sets forth certain information as of August 14, 2018 about our executive officers.

Name	Age	Position

Wahid Nawabi[1]	49	President and Chief Executive Officer
Teresa Covington	55	Sr. Vice President and Chief Financial Officer
Kirk Flittie	56	Vice President and General Manager, UAS
Ken Karklin	49	Vice President of Transition Services
Melissa Brown	41	Vice President, General Counsel and Corporate Secretary

1.
The background and experience of Mr. Nawabi is detailed on page 18.

Teresa Covington was appointed our Senior Vice President and Chief Financial Officer effective March 1, 2017. She previously served as the company's vice president of finance from July 2015 to March 1, 2017 and as our interim chief financial officer from February 2015 to July 2015. Ms. Covington joined the company in May 2011, serving as our Vice President of Finance, EES until February 2015. Prior to joining the company, from August 2000 to May 2011, Ms. Covington served as senior vice president and chief financial officer of Line 6, Inc., a global designer and manufacturer of musical instruments that is now part of Yamaha. She earned an M.B.A. from Stanford University Graduate School of Business, an M.S. in electrical engineering from the University of Southern California and a B.S. in electrical engineering from the University of Illinois at Urbana-Champaign.

Kirk Flittie has served in various UAS leadership positions since joining the company in 1996. Mr. Flittie has served as the company's General Manager and Vice President, UAS, since May 2015. Mr. Flittie previously served as our Vice President of Global Observer from October 2007 to May 2015, as our Director of Global Observer from May 2006 to October 2007 and as Director of our Helios program from May 2003 to May 2006. Prior to joining the company, Mr. Flittie managed aerospace programs for Northrop Grumman and American Rocket Company. Mr. Flittie earned a B.S. in Aerospace Engineering from the University of Notre Dame, and an M.S. in Aeronautics and Astronautics from the Massachusetts Institute of Technology.

Ken Karklin has served in a variety leadership roles at the company in engineering, operations, program management and in the former EES services group since joining the company in April 2007. Since June 2018, Mr. Karklin has served as the company's Vice President of Transition Services. Prior to the company's sale of our EES business segment, Mr. Karklin served as the company's Vice President and General Manager, EES from May 2015 to June 2018. He previously served as our Director of Corporate Quality from August 2014 to May 2015. He served as our Director of Quality Assurance from March 2010 to August 2014. Prior to joining the company, Mr. Karklin held engineering and engineering management roles at a venture-funded start-up and at established technology leaders Intel Corporation, Hewlett Packard Company and Agilent Technologies. Mr. Karklin earned a B.S. in Mechanical Engineering from Rensselaer Polytechnic Institute.

Melissa Brown has served as our Vice President, General Counsel and our Corporate Secretary since December 2016. She was appointed as our Corporate Secretary in September 2016 and previously she served as our Corporate Counsel from April 2015 to December 2016. Prior to joining the company, Ms. Brown served as an associate attorney at various law firms, including K&L Gates LLP from 2007 to 2014. Ms. Brown earned a B.S. in Microbiology and Molecular Genetics from the University of California, Los Angeles and a J.D. from Arizona State University.

   SHARE OWNERSHIP

SHARE OWNERSHIP

Ownership of Equity Securities of the Company

The following table presents information regarding the beneficial ownership of our common stock as of August 14, 2018, by:

•

our Named Executive Officers;

•

our current directors and director nominees;

•

all of our directors and executive officers as a group; and

•

each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of August 14, 2018 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 23,929,219 shares of our common stock outstanding on August 14, 2018. Except as set forth in the footnotes below, the address of each beneficial owner listed on the table is c/o AeroVironment, Inc., 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

5% Stockholders
BlackRock, Inc.[1]	3,528,072	14.7%
The Vanguard Group[2]	1,978,405	8.3%
American Capital Management[3]	1,444,581	6.0%
Dimensional Fund Advisors, LP4	1,424,368	6.0%
Named Executive Officers, Directors and Director Nominees:
Wahid Nawabi[5]	168,755	*
Teresa Covington	14,077	*
Kirk Flittie[6]	71,124	*
Ken Karklin	8,463	*
Melissa Brown	6,433	*
Charles Thomas Burbage[7]	41,873	*
Timothy E. Conver[8]	2,006,915	8.4%
Arnold L. Fishman[9]	340,190	1.4%
Charles R. Holland	59,487	*
Catharine Merigold	15,764	*
Edward R. Muller[10]	44,222	*
Stephen F. Page[11]	48,412	*
Current Directors and Executive Officers as a Group (12 persons)	2,825,715	11.7%

*
Less than 1%.

1.
Based solely on a Schedule 13G/A filed by BlackRock, Inc. on January 23, 2018 with the SEC reporting beneficial ownership as of December 31, 2017. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

2.
Based solely on a Schedule 13G/A filed by The Vanguard Group on February 8, 2018 with the SEC reporting beneficial ownership as of December 31, 2017. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

3.
Based solely on a Schedule 13G filed by American Capital Management on February 1, 2018 with the SEC reporting beneficial ownership as of December 31, 2017. The address of American Capital Management is 551 Madison Avenue, Suite 902, New York, New Your 10022.

   SHARE OWNERSHIP

4.
Based solely on a Schedule 13G/A filed by Dimensional Fund Advisors, LP on February 9, 2018 with the SEC reporting beneficial ownership as of December 31, 2017. The address of Dimensional Fund Advisors, LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

5.
Includes 122,928 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable with 60 days of August 14, 2018.

6.
Includes 34,263 shares held by the Kirk and Jennifer Flittie Family Trust, of which Mr. Flittie is one of the trustees.

7.
Includes 20,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 14, 2018.

8.
Includes 1,865,535 shares held by the Conver Family Trust, of which Mr. Conver is one of the trustees, and 85,088 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 14, 2018. Mr. Conver disclaims beneficial ownership of any securities in which he does not have a pecuniary interest.

9.
Includes 298,322 shares of our common stock held by the Arnold Fishman Revocable Trust Arnold Fishman Trustee; 19,500 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 14, 2018, and 6,500 shares held by Mr. Fishman's wife, Judy Fishman.

10.
Includes 14,795 shares held by the Edward R. Muller and Patricia E. Bauer 1991 Family Trust, of which Mr. Muller is one of the two trustees and with respect to which he shares investment authority with the other trustee, and 810 shares held by the Edward R. Muller IRA. Includes 20,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 14, 2018.

11.
Includes 5,000 shares held by the Stephen F. Page Living Trust, of which Mr. Page is the trustee, and 20,000 shares of our common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of August 14, 2018.

   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the fiscal year ended April 30, 2018, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of April 30, 2018 about our common stock that may be issued, whether upon the exercise of options, warrants and rights or otherwise, under our existing equity compensation plans.

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights[1]		Weighted-average exercise price of outstanding options, warrants and rights[1]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	339,026	[1]	$25.29	2,488,212	[2]
Equity compensation plans not approved by security holders	—		—	—

Total	339,026		$25.29	2,488,212

1.
Consists of awards outstanding under the AeroVironment, Inc. Nonqualified Stock Option Plan, and the AeroVironment, Inc. Amended and Restated 2006 Equity Incentive Plan.

2.
No additional awards may be granted under the AeroVironment, Inc. Nonqualified Stock Option Plan.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Committee Report

The Compensation Committee of our board of directors is primarily responsible for determining the annual salaries and other compensation of our executive officers and administering our equity compensation plans. The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis of the 2018 proxy statement. Based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in our annual report filed on Form 10-K and this proxy statement.

Compensation Committee Arnold L. Fishman Charles Thomas Burbage Edward R. Muller

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information about the material components of our executive compensation program for:

•

Wahid Nawabi, our President and Chief Executive Officer;

•

Teresa Covington, our Senior Vice President and Chief Financial Officer;

•

Kirk Flittie, our Vice President and General Manager of Unmanned Aircraft Systems (UAS);

•

Kenneth Karklin, our Vice President of Transition Services; and

•

Melissa Brown, our Vice President and General Counsel.

We refer to these executive officers collectively in this Compensation Discussion and Analysis as the "Named Executive Officers." Ms. Brown is a new Named Executive Officer for fiscal year 2018.

Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each compensation component that we provide. In addition, we explain how and why the Compensation Committee arrived at specific compensation policies and decisions involving our Named Executive Officers during fiscal year 2018.

Executive Summary

Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation opportunities for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. The Compensation Committee reviews our executive compensation program on an annual basis to ensure that it is consistent with such objectives. In line with this philosophy, compensation awarded to our Named Executive Officers for fiscal year 2018 reflected our financial and strategic results and overall compensation philosophy.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Key Performance Indicators During Fiscal 2018

Prior to fiscal 2017, the Compensation Committee typically used two financial metrics and certain operational imperatives for calculating the bonus payable to the company's executive officers. For fiscal year 2018, the Compensation Committee determined to replace the operational imperatives portion of the bonus program with an additional financial performance metric to better align the program with stockholder interests. For fiscal year 2018, revenue, diluted earnings per share (EPS) and annual bookings were the primary financial metrics used by the Compensation Committee to evaluate our financial performance under the company's fiscal 2018 bonus program. Our consolidated performance for fiscal year 2018 for these metrics, relative to fiscal year 2017 consolidated performance, is reflected in the table below, which highlights the strong growth in our year-over-year revenue and EPS.

Financial Measure[1]	Fiscal Year 2018 ($, in millions except per share amounts)	Fiscal Year 2017 ($, in millions except per share amounts)	Increase (decrease) (%)

Revenue	309.0	264.9	16.6
EPS (diluted)	0.84	0.54	55.6
Annual Bookings[2]	374.4	237.9	57.4

1.
Subsequent to the end of fiscal year 2018, we signed an asset purchase agreement to sell substantially all of the assets of our EES business segment, which resulted in our EES business segment being presented as discontinued operations in our Annual Report on Form 10-K for fiscal year 2018. In evaluating the company's achievement of the financial metrics associated with our fiscal year 2018 bonus program, the Compensation Committee used the consolidated performance of our UAS and EES business segments. All financial information included in this table reflects the consolidated performance of our UAS and EES business segments. A reconciliation of revenue and EPS attributable to our continuing operations and discontinued operations to our consolidated revenue and EPS measures is as follows:

	Fiscal Year 2018 ($, in millions)	Fiscal Year 2017 ($, in millions)

Revenue from continuing operations	271.1	228.9
Revenue from discontinued operations	37.9	36.0
Total consolidated revenue	309.0	264.9

	Fiscal Year 2018 ($)	Fiscal Year 2017 ($)

EPS (diluted) from continuing operations	0.95	0.72
EPS (diluted) from discontinued operations	(0.11)	(0.18)
Total consolidated EPS (diluted)	0.84	0.54

2.
Annual bookings are firm orders for products and services for which funding has been appropriated to us under the contract by the customer and which was fully executed during the fiscal year. Annual bookings excludes the value of the unfunded portion on order amounts under cost reimbursable and fixed price contracts such as (i) multiple one year options, and indefinite delivery, indefinite quantity, or IDIQ contracts, or (ii) incremental funded contracts.

In addition to strong financial performance, we also had other significant achievements during fiscal 2018, including:

•

achieved a record backlog of $174.3 million as of the end of fiscal year 2018;

•

formed our joint venture, HAPSMobile, Inc., with SoftBank Corp. to pursue a global broadband connectivity opportunity and secured a contract to develop a solar airplane for the joint venture;

•

secured our single largest international contract ever for the sale of our small UAVs valued at $44.5 million;

•

introduced multiple new products during the year, including our i45 super gimbal, Snipe, Quantix and its decision support service platform, and Turbo-DX;

•

achieved ISO9001- 2015 & AS9100D certification, making us one of the first companies that has achieved this certification; and

•

Continued to improve our Contractor Performance Assessment Reports (CPARs) rating, including receiving a Tier 1 (Gold) Army Superior Supplier rating, which was a significant improvement over our Tier 3 (Bronze) rating from 2 years ago. A CPAR assesses a government contractor's performance under U.S. government contracts and provides a record, either positive or negative, on such contractor during a specific period of time. An assessment is based on program and contract management data, including cost performance reports, customer comments, quality reviews, technical interchange meetings, financial solvency assessments, construction/production management reviews, contractor operations reviews, functional

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

performance evaluations, and earned contract incentives. Having a Tier 1 rating with the U.S. Army positions us well for future U.S. government contracts with the Army.

Key Fiscal Year 2018 Compensation Determinations

During fiscal year 2018, the Compensation Committee made the following compensation decisions:

•
Base Salary Increases:  For fiscal year 2018, our Named Executive Officers received base salary increases commensurate with the increases for comparable officers in our peer group.

•
Continued Emphasis on Performance-Based Compensation:  In fiscal year 2018, the Compensation Committee continued its practice of awarding the majority of total target compensation to the Named Executive Officers in the form of performance-based compensation tied to the achievement of performance goals. This emphasis on performance-based compensation is intended to align executive compensation with stockholder interests.

•
Above Target Annual Bonuses for Fiscal Year 2018 Tied to Performance Relative to Corporate Financial Goals and, for non-CEO Named Executive Officers, Individual Performance Goals:  We maintain an annual cash bonus plan tied to achievement of corporate financial objectives. In fiscal 2018, similar to fiscal 2017, the Compensation Committee included an individual performance component to the cash bonus plan for each non-CEO Named Executive Officer. Based on our performance for fiscal year 2018, the Compensation Committee's assessment of each non-CEO Named Executive Officer's achievement of his or her individual performance goals, and a discretionary increase in the final bonus payouts made to certain executive officers, our Named Executive Officers received an annual performance bonus equal to 104.2% to 149.0% of his or her targeted bonus amount.

•
Implementation of New Long-Term Incentive Compensation Program; No Equity Awards to NEOs During Fiscal Year 2017; Awards for Fiscal Year 2017 and 2018 Service Awarded During Fiscal Year 2018:  During fiscal year 2017, the Compensation Committee reviewed the company's long-term incentive compensation program with Pay Governance, its independent compensation consultant and, as a result of the review, redesigned the company's long-term incentive compensation program. The company's new long-term incentive compensation program consists of a mix of performance restricted stock unit awards ("PRSUs"), which vest based on the company's achievement of specified financial metrics over a three-year performance period, and restricted stock awards, which vest in equal annual installments over a three-year vesting period. If the financial metrics associated with payouts are earned, the PRSUs will settle in fully-vested shares of our common stock. As a result of the process undertaken by our Compensation Committee to redesign our long-term incentive compensation program, no long-term incentive awards were granted to our Named Executive Officers during fiscal year 2017. Instead, in May 2017, the Compensation Committee granted the restricted stock awards and PRSUs to the Named Executive Officers with specified financial objectives for the cumulative three-year performance cycle comprising fiscal years 2017, 2018 and 2019. In June 2017, the Compensation Committee then granted restricted stock awards and PRSUs to the Named Executive Officers with specified financial objectives for the cumulative three-year performance cycle comprising fiscal years 2018, 2019 and 2020. Due to the extended design and implementation period for our new long-term incentive compensation program, the awards for fiscal year 2017 and fiscal year 2018 service were both awarded during fiscal year 2018 and are reflected in the Summary Compensation Table included in this proxy statement.

  •
  No Payouts under Long-Term Incentive Compensation Awards for Fiscal Year 2016-Fiscal Year 2018 Performance Period:  Of the long-term incentive awards issued by the company in prior years, only the award for the two-year performance period comprising fiscal years 2011 and 2012 has resulted in a payout to our executive officers. The awards granted for the three-year performance period comprising fiscal years 2016, 2017 and 2018 were forfeited without any payout due to our failure to meet the revenue and gross profit objectives set by our Compensation Committee for purposes of such awards.

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Summary of Executive Compensation Best Practices

Our executive compensation program is governed by policies and practices that are intended to align with industry practices and stockholder interests, examples of which include:

•

Majority of total potential compensation paid to executives based on our financial performance;

•

A compensation recovery (or "clawback") policy for the recovery of incentive compensation of executive officers;

•

Anti-hedging and anti-short sale policies for executives;

•

Limited perquisites;

•

No executive pensions;

•

Retention of independent compensation consultant;

•

Stock ownership guidelines requiring ownership of company stock by our Chief Executive Officer of 4x his base salary and by other Named Executive Officers of 2x their base salaries;

•

Post-vesting stock retention guidelines requiring Named Executive Officers to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved; and

•

Double-trigger provisions for change in control situations in our Severance Protection Agreements, and no excise tax gross-up payments upon a termination after a change in control.

Objectives of our Executive Compensation Program

Our executive compensation program is designed to support our business goals and objectives by providing a link between the total compensation opportunities for our executive officers, including the Named Executive Officers, and the creation of long-term stockholder value. Specifically, our executive compensation program is designed to:

•

attract, motivate and retain superior talent;

•

ensure that compensation is commensurate with the company's performance and stockholder returns;

•

provide performance awards for the achievement of financial and strategic objectives that are important to our long-term growth; and

•

ensure that our executive officers have financial incentives to achieve growth in stockholder value.

Our compensation program is designed to achieve these objectives through a combination of the following types of compensation: base salary; annual cash incentive bonus awards; performance restricted stock units which will settle in fully-vested shares of common stock for multi-year performance periods; restricted stock awards subject to time-based vesting over a multi-year period; and other employee benefits. Each of these compensation components serve our interests in different ways and together represent a comprehensive pay package that can reward both the short-term and long-term performance of the company and each individual Named Executive Officer. A majority of the compensation provided to the Named Executive Officers is based on our performance, which helps align the interests of our executive officers with those of stockholders in achieving long-term financial goals for our company. Each element of our executive compensation program is discussed in greater detail below.

Compensation-Setting Process

The Compensation Committee is responsible for overseeing our executive compensation program, as well as determining and approving the ongoing compensation arrangements for our executive officers, including the Named Executive Officers.

Generally, annual base salary adjustments for our executive officers are determined within the first quarter of each fiscal year. Annual cash bonus payouts are made within 75 days of our fiscal year end to synchronize award determinations with the conclusion of our fiscal year and the review of fiscal year financial results. Historically, long-term incentive awards have been made at the discretion of the Compensation Committee. Compensation adjustments in connection with changes in duties and/or other material changes in the primary assumptions forming the basis of a compensation decision will continue to be made as required by circumstances throughout the fiscal year.

  Role of Our Chief Executive Officer

Typically, our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of our executive officers (except with respect to his own compensation), including base salary levels, target annual cash bonus opportunities, bonus payouts under the prior fiscal year's annual bonus plan, long-term incentive

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performance compensation levels and equity awards, with the assistance of our chief people and culture officer and Chief Financial Officer. Our Chief Executive Officer also provides recommendations for the corporate financial objectives used in our annual cash bonus plan and long-term incentive compensation program. In addition, he established the individual performance goal objectives for the non-CEO Named Executive Officers for the fiscal 2018 annual cash bonus plan. He supports his recommendations with competitive market data developed by our people and culture department, information provided by the Compensation Committee's independent compensation consultant, and by reviewing the historical performance of each executive officer with the Compensation Committee. Although the Compensation Committee carefully considers the recommendations of our Chief Executive Officer when determining the compensation of our executive officers, it bases its decisions on the collective judgment of its members after considering the input of its independent compensation consultant and any relevant supporting data.

While our Chief Executive Officer generally attends meetings of the Compensation Committee, the committee meets outside the presence of our Chief Executive Officer when discussing his compensation. Decisions with respect to our Chief Executive Officer's compensation are generally made by the Compensation Committee, subject to the approval of our board of directors.

The Compensation Committee may delegate and grant authority to our Chief Executive Officer and/or a committee of executive officers to grant option awards under the company's equity incentive plan to the employees holding positions below the level of Vice President.

  Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of executive compensation advisors, as it sees fit, in connection with the oversight of our executive compensation program. In fiscal year 2018, the Compensation Committee engaged Pay Governance, a national compensation consulting firm, to provide executive compensation advisory services, including an executive officer compensation assessment and a board of directors' compensation review.

The Compensation Committee considered the independence of Pay Governance consistent with the requirements of Nasdaq. Further, as required under Item 407(e)(3) of Regulation S-K, the Compensation Committee conducted a conflicts of interest assessment and determined that there is no conflict of interest resulting from retaining Pay Governance. The Compensation Committee intends to reassess the independence of its compensation advisors at least annually.

  Competitive Market Data

Each year, the Compensation Committee reviews the executive compensation practices of a group of companies in the technology sector determined to be comparable to us based on their size and public company status. Our fiscal year 2018 compensation peer group consisted of the companies listed below:

    Aerojet Rocketdyne Holdings, Inc.
    American Science & Engineering Inc.
    Astronics Corporation
    Cubic Corporation
    DigitalGlobe, Inc.
    Ducommun Incorporated
    iRobot Corporation
    The KeyW Holding Corporation
    KVH Industries, Inc.
    LMI Aerospace Inc.
    Maxwell Technologies, Inc.
    Mercury Systems, Inc.
    RadiSys Corporation
    ViaSat Inc.
    Vishay Precision Group, Inc.

The Committee's independent compensation consultant conducts a survey of compensation of the peer group to assess the competitiveness of our compensation programs.

We believe that by utilizing publicly available peer group data, we are able to develop an appropriate set of competitive data for use in making compensation decisions. The Compensation Committee uses the information derived from this review in two ways: to assist it in determining the appropriate level and reasonableness of total compensation, as well as each separate component of compensation, for our executive officers and to ensure that the compensation we offer to them is competitive and fair.

The Compensation Committee does not establish compensation levels based directly on benchmarking. The Compensation Committee instead relies on the judgment of its members in making compensation decisions regarding base salaries, target bonus levels

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

and long-term equity incentive awards. In addition to competitive market data, in making its compensation decisions, the Compensation Committee also considers an executive officer's position, tenure with the company, individual and organizational performance, our retention needs, and internal pay equity. As a result, the total compensation (or any particular component of compensation) received by an executive officer may differ materially from the amounts paid to individuals holding comparable executive positions based on the competitive market data provided by the Compensation Committee's independent compensation consultant based on our peer group. The Compensation Committee does not guarantee that any executive will receive a specific market-derived compensation level.

The Compensation Committee has adopted a general approach of compensating our executive officers with base salaries commensurate with the experience and expertise of the individual executive and competitive with the median base salaries of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group. The Compensation Committee will take into account significant changes from year-to-year in the base salaries of comparable executives in our peer group in setting base salaries for our executive officers and may approve increases in base salaries of the relevant executive officers to move them closer to the median of our peer group data for their positions, although such approved base salaries may remain below the median.

Executive Compensation Program Components

The following describes each component of our executive compensation program, the rationale for each, and how compensation amounts are determined.

  Base Salary

We use base salaries to provide our executive officers, including the Named Executive Officers, with a fixed amount of compensation for their regular work. The Compensation Committee generally reviews the base salaries of our executive officers at the beginning of each fiscal year, as well as in connection with a promotion or other change in responsibilities. Base salary adjustments generally go into effect within the first quarter of each fiscal year. Base salary adjustments are based on an evaluation of an executive officer's position, tenure with our company, experience with other companies, individual and organizational performance, our retention needs, and internal pay equity.

In light of the considerations discussed above, for fiscal year 2018, the Compensation Committee increased the base salaries of our Named Executive Officers as follows:

Named Executive Officer	2018 Salary ($)	Increase Over 2017 (%)

Wahid Nawabi	525,000	5.0
Teresa Covington[1]	300,000	—
Kirk Flittie	300,000	6.8
Kenneth Karklin	230,000	3.6
Melissa Brown[2]	242,000	3.0

1.
Ms. Covington's base salary for fiscal 2017 was increased to this amount effective March 1, 2017 in connection with her appointment as our Chief Financial Officer. As a result, Ms. Covington did not receive any additional base salary increase for fiscal 2018. During her service as our Vice President of Finance during fiscal 2017 prior to her appointment as our Chief Financial Officer, she received a base salary of $256,277.

2.
Ms. Brown was appointed as an executive officer of the company in September 2017. Her base salary for fiscal year 2018 was determined by tour Chief Executive Officer, which was later ratified by the Compensation Committee after her appointment as an executive officer.

We believe that the base salaries paid to our Named Executive Officers during fiscal year 2018 helped to achieve our executive compensation objectives and are competitive with the salaries of the executives holding comparable positions based on the competitive market data provided by Pay Governance based on our peer group.

  Annual Cash Bonuses

We believe that a significant portion of overall target compensation of our executive officers, including the Named Executive Officers, should be "at risk" (that is, contingent upon the successful implementation of our annual operating plan, and for non-CEO Named Executive Officers, upon the achievement of individual performance goals). Annual cash bonuses represent a portion of this "at risk" compensation. We use these annual cash bonus opportunities to motivate our executive officers to achieve our short-term financial imperatives while making progress towards our longer-term growth and other goals.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

At the end of the fiscal year the Compensation Committee determines whether to pay cash bonuses to our executive officers, including the Named Executive Officers, based on its assessment of our financial results and, for non-CEO Named Executive Officers, based on each such officer's achievement of his or her individual performance goals as recommended by our Chief Executive Officer. While the decision to make bonus payouts and any amounts payable are made in the sole discretion of the Compensation Committee, in making its determinations the Compensation Committee considers input from our Chief Executive Officer (for executive officers other than himself), as well as such other factors as the Compensation Committee deems appropriate.

  Setting Target Bonus Levels

Initially, the Compensation Committee establishes a "target bonus level" for each executive officer, which is expressed as a percentage of his or her base salary. In setting these target bonus levels, the Compensation Committee considers the cash compensation of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group. Generally, the Compensation Committee sets the target bonus levels so that, assuming achievement of the corporate financial objectives at targeted levels, and in addition for non-CEO Named Executive Officers, assuming achievement of their individual performance goals at target levels, total annual cash compensation will be competitive with the market and when above target performance occurs, total cash compensation will be above the median of total cash compensation level of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group. The Compensation Committee believes that this approach is consistent with the high level of growth generally reflected in the corporate performance objectives applicable to the annual bonus determinations.

For fiscal year 2018, the Compensation Committee established the target bonus levels for the Named Executive Officers at the levels indicated in the table below:

Named Executive Officer	Target Bonus Level	Percentage of Base Salary

Wahid Nawabi	$465,000	89.0%
Teresa Covington[1]	$150,000	50.0%
Kirk Flittie	$150,000	50.0%
Kenneth Karklin	$115,000	50.0%
Melissa Brown[2]	$50,000	21.0%

1.
Ms. Covington's bonus target was increased to $150,000, from $95,000, in connection with her appointment as our Chief Financial Officer in March 2017. Such increase to Ms. Covington's target bonus level is consistent with our pay positioning philosophy described above.

2.
Ms. Brown was appointed as an executive officer of the company in September 2017. Her bonus target for fiscal year 2018 was determined by our Chief Executive Officer, which was later ratified by the Compensation Committee after her appointment as an executive officer.

  Establishing Performance Measures and Goals

At the beginning of each fiscal year, the Compensation Committee identifies one or more corporate financial performance measures and establishes a specific performance target level for each such measure for purposes of calculating the bonus for each executive officer. Threshold, target and maximum levels of performance are established for each corporate financial performance measure. In the event that the threshold performance level for any corporate financial performance measure is not met, then no credit will be given with respect to the portion of the annual bonus attributable to that corporate financial performance measure.

Similar to fiscal 2017, the Compensation Committee determined to include an individual performance component as a component of the annual cash bonus plan for all non-CEO Named Executive Officers for fiscal 2018 to drive individual performance against our strategic corporate initiatives. The Compensation Committee determined that our Chief Executive Officer should not have individual performance as a component of his annual cash bonus plan because he is responsible for the financial performance of the entire company. The individual performance goals vary depending on the company's strategic plan and the roles and responsibilities of the executive officer. Our Chief Executive Officer determines the specific individual performance goals for each non-CEO Named Executive Officer at the beginning of each fiscal year.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

  Reviewing Performance Results

At the end of the fiscal year, the Compensation Committee reviews our actual performance against the target levels set for each of the corporate financial performance measures established at the beginning of the year. After the completion of the fiscal year, our Chief Executive Officer assesses each non-CEO Named Executive Officer's achievement of his or her individual performance goals and recommends an achievement percentage for such goals. This assessment and recommendation are provided to the Compensation Committee.

In no event may an executive officer's annual cash bonus payout exceed his or her maximum permissible bonus as established by the Compensation Committee.

Fiscal Year 2018 Bonuses.    The Compensation Committee designed our fiscal year 2018 annual cash bonus opportunities to focus our executive officers, including the Named Executive Officers, on achieving key company financial objectives and to reward substantial achievement of these objectives and overall corporate performance. Additionally, our Chief Executive Officer established individual performance goals for each of our non-CEO Named Executive Officers for fiscal 2018 to drive individual performance by such officers to achieve the company's strategic corporate initiatives for the year. Because the Compensation Committee established the financial metrics for the fiscal year 2018 bonus plan at the beginning of fiscal year 2018, the financial metrics were based on the company's combined performance of its UAS and EES business segments. The company entered into an asset purchase agreement to sell substantially all of the assets of its EES business segment in June 2018 and the EES business segment is presented as discontinued operations in the company's financial statements for fiscal year 2018 contained in the company's annual report on Form 10-K for the fiscal year ended April 30, 2018.

Under the fiscal year 2018 bonus program, our Named Executive Officers were eligible to receive annual bonuses of up to 200% of their target bonus levels.

For fiscal year 2018, the Compensation Committee selected revenue, earnings per share (EPS) and annual bookings as the corporate financial performance measures for the Named Executive Officer annual bonuses. The targeted corporate financial goals for our Chief Executive Officer and other Named Executive Officers were above the range of public guidance provided by the company for revenue growth and EPS at the beginning of fiscal year 2018. In order for any bonus to be paid, the company was required to achieve the pre-determined thresholds for both revenue and EPS. These financial goals are described in detail below.

For fiscal 2018, the individual performance goals for each non-CEO Named Executive Officer were generally tied to the roles and responsibilities of the individual executive officer and their responsibility for our overall progress towards achievement of our strategic plan. These individual performance measures were generally intended to serve as a guide for our Chief Executive Officer's and Compensation Committee's evaluation of each executive's individual performance and overall contributions during fiscal year 2018 and no formula or pre-established weightings were assigned to such measures. As a result, the final evaluation of each non-CEO Named Executive Officer's individual performance for annual bonus plan purposes, and the resulting percentage achievement, was ultimately a subjective analysis by our Chief Executive Officer and the Compensation Committee. The individual objectives for the non-CEO Named Executive Officers were as follows:

•

Teresa Covington: establish and implement procedures for adoption of new FASB accounting standard for Accounting Standards Codification (ASC) 606; develop and implement new capital allocation and investment prioritization model; and continue building finance department leadership team.

•

Kirk Flittie: achieve annual operating plan and strategic objectives for UAS business segment in fiscal 2018; increase UAS backlog and achieve order targets; and analyze reorganization options for UAS business segment to optimize efficiency and profitability;

•

Kenneth Karklin: achieve annual operating plan and strategic objectives for EES business segment in fiscal 2018; assist in evaluating and executing strategic options for EES business segment; and continue developing and building leadership team for the EES business segment.

•

Melissa Brown: continue improvement of company compliance program, including developing strong compliance leadership team; and resolve outstanding litigation in a satisfactory manner.

The Compensation Committee selected the goals based on the recommendation of our Chief Executive Officer and after reviewing the company's annual

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

operating plan for fiscal year 2018, as well as its long-term strategic plan. Based on such recommendation and analysis, the Compensation

Committee weighted the goals associated with the fiscal year 2018 annual bonus plan as follows for our Named Executive Officers:

Weighting for Fiscal 2018 Annual Bonus Plan Goals

	CEO	Non-CEO Executives

Revenue	33.3%	25.0%
Earnings Per Share	33.3%	25.0%
Annual Bookings	33.3%	25.0%
Individual Performance Goals	n/a	25.0%

The Compensation Committee implemented a sliding scale for the corporate financial performance goals that calculated a downward adjustment to 0% of the target bonus amount if we did not meet established minimum levels for both revenue and earnings per share (but not annual bookings) and an upward adjustment of up to 200% based upon achievement relative to all three of the corporate financial performance goals as set forth in the table below. Therefore, in order to receive any bonus payout, we were required to achieve both the minimum revenue and earnings per share levels (but not the minimum level for annual bookings) established by the Compensation Committee for the bonus plan. All of the goals shown in the table below are for our consolidated performance of our UAS and EES business segments.

Scaled Adjustment of Target Annual Cash Bonus Amounts Based on Total Financial Performance

	Minimum	Target (100% Payout)	Superior (150% Payout)	Maximum (200% Payout)
	($ in millions, except per share amounts)

Revenue	271.0	302.7	378.3	454.0
Earnings Per Share	0.35	0.69	1.55	2.24
Annual Bookings	297.3	349.8	437.2	524.7

Based on our actual results for fiscal 2018, the achievement percentages for the revenue, EPS and annual bookings metrics (which metrics represent the consolidated performance of our UAS and EES business segments) were as follows:

Performance Goal	Performance Goal ($ in millions except per share amounts)	Actual Performance ($ in millions except per share amounts)	Percentage of Achievement	Payout Percentage

Revenue	302.7	309.0	102.1%	100.7%
Earnings Per Share	0.69	0.84	121.7%	107.2%
Annual Bookings	374.4	237.9	118.0%	106.0%

The Compensation Committee awarded varying individual achievement levels for each non-CEO Named Executive Officer based on our Chief Executive Officer's assessment of such officer's individual performance and contributions. Based upon our Chief Executive Officer's recommendation, the committee awarded an achievement level for the individual component of the bonus plan of 83% for Ms. Covington, 92% for Mr. Flittie, 75% for Mr. Karklin and 85% for Ms. Brown.

The table below shows the payout percentages for the financial metrics for the fiscal year 2018 bonus plan. In addition, it shows the weighted payout percentage for each metric based on the applicable weightings of such metrics under the bonus plans for our Chief Executive Officer and our Non-CEO Named Executive Officers.

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Percentage of Achievement of Corporate Performance Goals and Weighted Average Payout Percentages

			Weighted Payout Percentage
Performance Goal	Percentage of Achievement	Payout Percentage	CEO	Non-CEO Officers

Revenue	102.1%	100.7%	34.0%	25.5%
Earnings Per Share	121.7%	107.2%	40.6%	30.4%
Annual Bookings	118.0%	106.0%	39.3%	29.5%

Based on the company's achievement of the corporate performance goals and each non-CEO Named Executive Officer's achievement of his or her individual performance goals, the Named Executive Officers received a total payout of their fiscal 2018 bonus as follows, which payout included an award of a discretionary bonus approved by the Compensation Committee:

	Weighted Payout Percentage (%)
	Revenue	Earnings Per Share	Annual Bookings	Individual Performance Goals	Total

Wahid Nawabi	34.0%	40.6%	39.3%	n/a	114.0%
Teresa Covington	25.5%	30.4%	29.5%	20.8%	106.2%
Kirk Flittie	25.5%	30.4%	29.5%	23.0%	108.5%
Kenneth Karklin	25.5%	30.4%	29.5%	18.8%	104.2%
Melissa Brown	25.5%	30.4%	29.5%	85.0%	106.7%

Upon recommendation of our Chief Executive Officer, the Compensation Committee awarded a discretionary increase in the bonus payouts for certain employees for fiscal 2018. Mr. Nawabi, Ms. Covington, Mr. Flittie and Ms. Brown received a discretionary award in the form of an increase in their overall bonus achievement percentage by 35%. Mr. Karklin did not receive a discretionary award because the EES business segment did not meet certain financial and strategic targets specific to the segment.

The Compensation Committee determined that the award of a discretionary bonus was appropriate because of the company's success in fiscal 2018 in areas that were not recognized or rewarded by the pre-established performance metrics under our cash bonus plan for fiscal 2018, as described above under "Executive Summary." Many employees worked tirelessly and went above and beyond their traditional work week schedules to achieve the significant achievements detailed above and we believed that a discretionary bonus was warranted and appropriate.

Long-Term Incentive Compensation

We use equity awards to motivate our executive officers, including the Named Executive Officers, to increase the long-term value of our common stock and, thereby, to align the interests of our executive officers with those of our stockholders. These equity awards are intended to further our success by ensuring that sustainable value creation is a key factor in our executive officers' management of our business.

The size and form of these equity awards is determined by the Compensation Committee in its discretion. As described below, we grant equity awards in the form of restricted stock and PRSUs to our Named Executive officers as part of our long-term incentive compensation program. We use the restricted stock and restricted stock units as long-term incentives because they reward our executive officers for improved stock price performance, but also encourage executive retention as these awards maintain value even during periods when there is volatility in our stock price.

In making equity awards to our executive officers, the Compensation Committee considers various factors, including, but not limited to, the recommendations of our Chief Executive Officer, the role and responsibilities of the executive officer, past performance, future planned contributions, and prior equity awards.

As noted above, the Compensation Committee has the discretion to determine which executive officers will receive equity awards, as well as the amount of any such awards. Typically, the Compensation Committee grants equity awards only on the dates of its

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

regularly-scheduled committee meetings, without regard to the timing of the release of material information about us. All stock options are granted with an exercise price equal to the closing market price of our common stock on the date of grant.

Equity Awards to Named Executive Officers During Fiscal 2018 Includes Awards for Fiscal 2017 and Fiscal 2018 Service Due to Implementation of New Long-Term Incentive Compensation Program

Due to the extended design and implementation period for our new long-term incentive compensation program, as described in more detail below, the initial awards granted under the program for Named Executive Officers' service for fiscal year 2017 were granted in May 2017, after the end of fiscal year 2017. While such awards were issued after the end of fiscal year 2017, such awards have vesting terms and performance objectives, as applicable, that take fiscal year 2017 into account to compensate such officers for their service during fiscal 2017 while the new program was being considered by the Compensation Committee. The Compensation Committee granted awards to Named Executive Officers for their fiscal year 2018 service in June 2017. As a result of the Compensation Committee's extended evaluation of our long-term compensation program, our Named Executive Officers received awards for fiscal year 2017 and 2018 service during fiscal year 2018. The Summary Compensation Table included in this proxy statement, therefore, reflects awards issued for two years' of service.

Long-Term Incentive Compensation Program Prior to Fiscal Year 2018

In furtherance of our compensation philosophy that a significant portion of overall compensation for our executive officers, including the Named Executive Officers, should be tied to performance, in July 2010, the Compensation Committee established a long-term incentive compensation program and made annual long-term compensation awards under the company's Amended and Restated 2006 Equity Incentive Plan to the executive officers of the company as well as other officers and senior managers in each fiscal year until fiscal 2017. The long-term compensation awards would vest based on the company's achievement of financial metrics for a specified cumulative three-year period. Following the completion of each three-year performance period associated with an award, the Compensation Committee would determine whether the company had achieved such financial metrics and the associated achievement level for such metrics. If the financial metrics were met, the award would be paid out as follows: 50% in cash, paid as soon as practicable after the committee's certification of the company's achievement of the financial metrics associated with the award (the "Certification Date"); and 50% in the form of a number of restricted stock units equal to (1) the portion of the award to be paid in the form of restricted stock units divided by (2) the fair market value per share of the company's common stock on the Certification Date. The restricted stock units would vest in two equal tranches on the last day of the first and second fiscal years following the completion of the relevant performance period, which awards would be settled in cash or in shares of the company's common stock, in the discretion of the Compensation Committee. In the event an executive's employment terminates before the end of a performance period or prior to the payment and/or vesting of the cash portion of the award or the restricted stock units, the award and the restricted stock units will be forfeited.

For each performance period under the program, the Compensation Committee determined a goal bonus amount for each executive, as well as financial objectives. A minimum achievement level relative to each financial objective must be met in order for any award to be paid. An executive's final award amount will be determined based on the highest performance relative to any of the financial goals and will be determined based on a sliding scale between achievement levels as follows:

Highest Level of Achievement Relative to Any Financial Objective	Final Award Value

85.0% Achievement (Threshold)	50% of the Goal LTIP Amount
100% Achievement (Target)	100% of the Goal LTIP Amount
150% Achievement (Maximum)	200% of the Goal LTIP Amount

Although this historical long-term incentive compensation program has been discontinued, as further described below, below is a summary of the awards that remained outstanding under such program during fiscal year 2018.

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

Awards Under the Program for the FY2016-FY2018 Performance Period.    In June 2015, the Compensation Committee granted awards under our prior long-term incentive compensation program for the three-year performance period that ran from the beginning of our 2016 fiscal year through the end of our 2018 fiscal year (such period of time is referred to as the "FY2016-FY2018 Performance Period") and established the revenue and gross profit objectives for such FY2016-FY2018 Performance Period. The financial goals for the FY2016-FY2018 Performance Period consisted of cumulative financial targets for the 2016, 2017 and 2018 fiscal years. Set forth below is a list of the Named Executive Officers who were granted long-term incentive compensation awards under the program for the FY2016-FY2018 Performance Period, the goal bonus amount for each Named Executive Officer and the maximum value of each such award. The terms of these awards are consistent with the terms of the program described above.

Name	Title	Goal LTIP Amount ($)	Maximum LTIP Amount ($)

Wahid Nawabi	President and Chief Executive Officer	265,000	530,000
Teresa Covington	Senior Vice President and Chief Financial Officer	95,000	190,000
Kirk Flittie	Vice President and General Manager, UAS	150,000	300,000
Ken Karklin	Vice President of Transition Services	100,000	200,000

For the awards under the long-term incentive compensation program for the FY2016-FY2018 Performance Period, the Compensation Committee established the following long-term compensation plan corporate financial objectives:

Financial Measure[1]	Threshold	Objective	Maximum

	($ in millions)
Revenue	$899.6	$1,058.3	$1587.5
Gross Profits	338.6	$398.3	$597.5

1.
The financial measures in this table are on a consolidated basis and include the performance of our UAS and EES business segments

Following the completion of fiscal year 2018, the Compensation Committee determined that the company's consolidated cumulative revenue was $837.6 million for the FY2016-FY2018 Performance Period, missing the objective by 26.3%, and that its consolidated cumulative gross profits were $329.4 million for the FY2016-FY2018 Performance Period, missing the objective by 20.9%. Accordingly, each Named Executive Officer's long-term compensation plan award for the FY2016-FY2018 Performance Period was forfeited and no amounts were paid in respect of such awards.

Implementation of New Long-Term Incentive Compensation Program Awards

In order to ensure the company's long-term incentive program is aligned with the company's business, is competitive with our peers and is sufficient to motivate our executives, in fiscal 2017 the Compensation Committee engaged a new independent compensation consultant, Pay Governance, in July 2016 to assess the company's compensation program, including our long-term incentive compensation program.

Pay Governance interviewed members of the company's management regarding the company's compensation practices and provided the committee with market data on long-term incentive compensation programs utilized by our peer companies. Based on Pay Governance's assessment and recommendations regarding changes to the company's long-term incentive compensation program structure, the Compensation Committee implemented a new long-term incentive compensation program. The initial awards were made under this new program in May 2017. Due to the extended design and implementation period for the new long-term incentive compensation program, the initial awards granted under the program were granted following the end of fiscal year 2017 but have vesting terms and performance objectives, as applicable, that take fiscal year 2017 into account to compensate such officers for their service during fiscal 2017 while the new program was being considered by the Compensation Committee. Awards for fiscal year 2018 service were issued in June 2017. The program consists of a mix of the following:

•
Performance Restricted Stock Unit Awards ("PRSUs") (Approximately 67% of Total Long-Term Incentive Compensation Award Value):  PRSUs will

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

vest based on the company's achievement of financial performance metrics established by the Compensation Committee at the time of grant. These metrics will be for a cumulative three-year period. At the time of grant, the Compensation Committee establishes a target achievement level for each of the financial performance metrics associated with the PRSU, at which level the PRSU would vest at 100% for such metric. The Compensation Committee also established a threshold achievement level for each metric for which the PRSU would vest at 50% for such metric and a maximum achievement level for which the PRSU would vest at 200% for such metric. Achievement below the threshold level of any financial metric would result in no payout for the portion of the PRSU tied to that financial metric. At the end of the applicable three-year performance period and the Compensation Committee's certification of the company's achievement percentage for each financial measure associated with the PRSU, the award will vest and fully-vested shares of the company's common stock will be issued based on the achievement of the financial metrics. Upon vesting, the PRSUs will settle in fully-vested shares of common stock.

•

In the event of a change in control prior to the last day of the three-year performance period, the number of PRSUs in which a Named Executive Officer will be eligible to vest will be equal to the greater of (1) the target number of PRSUs or (2) the number of PRSUs that would vest if the performance period ended on the date of the change in control and performance was measured as of that date (with the performance objectives adjusted proportionately to reflect the hypothetical shortened performance period). These "vesting eligible" PRSUs will then convert to time-based awards that will vest on the last day of the performance period, subject to the Named Executive Officer's continued employment or service through such date. However, if a Named Executive Officer's employment is terminated by us other than for cause or by the Named Executive Officer for good reason, in each case within 18 months following a change in control, all of the "vesting eligible" PRSUs will vest upon such termination.

•
Time-Based Restricted Stock Awards (Approximately 33% of Total Long-Term Incentive Compensation Award Value):  Restricted stock awards will vest in three annual equal installments beginning approximately one year after the date of grant.

Each year, the Compensation Committee will set a total long-term incentive compensation amount for each officer. For Named Executive Officers, a higher percentage of the total amount will be issued in PRSUs, with the percentage allocation to be determined by the Compensation Committee. In setting these total long-term incentive compensation amounts and the financial metric achievement levels for the PRSUs, the Compensation Committee considered the overall compensation of executives holding comparable positions based on the competitive market data provided by its independent compensation consultant based on our peer group. Generally, the Compensation Committee will set the annual total award amount so that, assuming the full vesting of each restricted stock award and PRSU for the applicable performance period, the total compensation for our Named Executive Officers would be comparable with similarly situated executives at the companies in our peer group.

Below is a description of the initial awards issued in May 2017 and June 2017 pursuant to the Company's new long-term incentive program:

Performance Restricted Stock Unit Awards for the FY2017-FY2019 Performance Period.    In May 2017, the Compensation Committee granted PRSUs to the Named Executive Officers. The PRSUs will vest based on the company's achievement of cumulative revenue and operating income targets for fiscal years 2017, 2018 and 2019 (such period of time is referred to as the FY2017-FY2019 Performance Period). Set forth below is a list of the Named Executive Officers who were granted PRSUs for the FY2017-FY2019 Performance Period, the target number of RSUs and the maximum number of RSUs subject to each such award. The terms of these awards are consistent with the terms of the PRSUs described above.

Performance Restricted Stock Unit Awards for the FY2018-FY2020 Performance Period.    In June 2017, the Compensation Committee granted PRSUs to the Named Executive Officers. The PRSUs will vest based on the company's achievement of cumulative revenue and operating income targets for fiscal years 2018, 2019 and 2020 (such period of time is referred to as the FY2018-FY2020 Performance Period). Set forth below is a list of the Named Executive Officers who were granted PRSUs for the FY2018-FY2020 Performance Period, the target number of RSUs and the maximum number of RSUs subject to each such award. The terms of these awards are consistent with the terms of the PRSUs described above.

Amendment of Restricted Stock Unit Awards for the FY2017-FY2020 and FY2018-FY2021 Performance Periods.    Effective upon the closing of

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

the sale of the company's EES business segment on June 29, 2018, the Compensation Committee amended the Restricted Stock Unit Awards for the FY2017-FY2020 and FY2018-FY2021 Performance Periods to revise the financial targets associated with such awards to include only the company's continuing operations.

Time-Based Restricted Stock Awards.    Under the new long-term incentive compensation program, in May 2017, the Compensation Committee issued time-based restricted stock awards to our Named Executive Officers for their service during fiscal 2017. The restricted stock awards vest in three equal annual installments with the first vesting on July 11, 2017. The Compensation Committee determined that the first vesting date for such awards should be in July 2017 due to the delay in implementing the new long-term incentive compensation program for fiscal 2017 and to compensate such officers for their service during fiscal 2017 while the new program was being considered by the Compensation Committee. In June 2017, the Compensation Committee granted time-based restricted stock awards to the Named Executive Officers for their fiscal 2018 service, which awards vest in three equal installments, with the first vesting on July 11, 2018. Set forth below is a list of the Named Executive Officers who were issued restricted stock awards in May and June 2017 and the number of shares underlying such awards:

June 2017 Long-Term Incentive Compensation Awards to the Named Executive Officers

Name	Title	RSAs (#)	Target PRSUs (#)	Maximum PRSUs (#)	% of Total Long-Term Award Allocated to Performance

Wahid Nawabi	President and Chief Executive Officer	6,413	13,874	27,748	68.3%
Teresa Covington	Senior Vice President and Chief Financial Officer	1,963	4,319	8,638	68.8%
Kirk Flittie	Vice President and General Manager, UAS	1,963	4,319	8,638	68.8%
Ken Karklin	Vice President of Transition Services	1,308	2,486	4,972	65.5%
Melissa Brown	Vice President and General Counsel	916	916	1,832	50.0%

May 2017 Long-Term Incentive Compensation Awards to the Named Executive Officers

Name	Title	RSAs (#)	Target PRSUs (#)	Maximum PRSUs (#)	% of Total Long-Term Award Allocated to Performance

Wahid Nawabi	President and Chief Executive Officer	7,890	15,136	30,272	65.7%
Teresa Covington	Senior Vice President and Chief Financial Officer	2,415	5,314	10,628	68.8%
Kirk Flittie	Vice President and General Manager, UAS	2,145	5,314	10,628	68.8%
Ken Karklin	Vice President of Transition Services	1,610	3,059	6,118	65.5%
Melissa Brown	Vice President and General Counsel	916	916	1,832	50.0%

For these awards, the Compensation Committee allocated approximately two-thirds of the total long-term incentive compensations amounts for each Named Executive Officer to the PRSU performance-based awards, other than Ms. Brown whose awards were issued prior to her being named an executive officer of the company.

Other Compensation Practices

Employee Benefit Plans

We maintain various broad-based employee benefit plans for our employees. Except as described below, our executive officers, including the Named Executive Officers, participate in these plans on the same terms as other eligible employees, subject to any applicable limits on the amounts that may be contributed on behalf of or paid to our executive officers under these plans.

We have established a tax-qualified 401(k) retirement savings plan for our salaried U.S. employees who satisfy certain eligibility requirements. We intend for this plan to qualify under Section 401(a) of the Code so that contributions by participants to the plan, and income earned on plan contributions, are not taxable to participants until withdrawn from the plan. Pursuant to the Section 401(k) plan, in the case of participants who

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

contribute a portion of their annual base salary to the plan, we provide a matching contribution of up to 5.75% of such annual base salary. The matching contributions made to the accounts of the Named Executive Officers during fiscal year 2018 are set forth in the Summary Compensation Table below.

We also maintain other benefit plans for our employees, which include medical and dental benefits, medical and dependent care flexible spending accounts, long-term disability insurance, accidental death and dismemberment insurance, and basic life insurance coverage. Except as noted in the following sentences, these benefits are provided to our executive officers on the same general terms as to all of our salaried U.S. employees. Certain employees receive higher disability insurance benefits than other employees based on a threshold base compensation level. Our executive officers, including the Named Executive Officers, receive higher life, accidental death, and dismemberment insurance benefits than our other employees.

We design our employee benefit programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Personal Benefits

We do not view perquisites or other personal benefits as a significant component of our executive compensation program. From time to time, however, we have provided perquisites to certain of our executive officers to ensure that their compensation packages are competitive. As described above, in fiscal year 2018, we provided our executive officers with life, accidental death, and dismemberment insurance benefits in an amount exceeding that offered to our non-executive employees. We also paid for the cost of home security systems for Ms. Covington and Ms. Brown.

The amounts of the perquisites and other personal benefits provided to the Named Executive Officers in fiscal year 2018 are disclosed in the Summary Compensation Table below.

Severance and Change in Control Agreements

In December 2015, we entered into severance protection agreements with certain of our Named Executive Officers (Wahid Nawabi, Teresa Covington, Kirk Flittie, and Kenneth Karklin), which provide for the payment of certain benefits to the officer in connection with a change in control and/or the termination of the officer's employment. Mr. Nawabi entered into an amended and restated agreement in May 2016 upon the effectiveness of his appointment as our Chief Executive Officer. Ms. Covington entered into an amended and restated agreement in June 2017 in connection with her appointment as our Chief Financial Officer in March 2017. Melissa Brown entered into a severance protection agreement in January 2017, which agreement was amended and restated in March 2018 in connection with her appointment as an executive officer of the company.

The Compensation Committee approved the severance protection agreements to ensure our named executive officers continue their employment with us if there is a change of control, or a threatened change in control transaction, and to maintain a competitive total compensation program after discussing with Compensia, Inc., the Committee's independent compensation consultant at the time, the terms of similar arrangements in place for executives at companies in our peer group. The severance protection agreements have a double trigger mechanism pursuant to which benefits are paid if the officer is terminated by the company without cause or the officer terminates his or her employment for good reason within 18 months following a change in control event, or in certain circumstances, 3 months prior to a change in control event. The agreements also provide for the provision of certain severance benefits if an officer's employment is terminated by the company other than for cause during the term of the agreement not in connection with a change of control transaction. The agreement with our Chief Executive Officer also provides for the payment of severance benefits if he terminates his employment with the company for good reason during the term of the agreement not in connection with a change of control transaction. For additional information on our severance protection agreements, see below on page 60 under "Severance Protection Agreements."

Stock Ownership Guidelines for Executive Officers

To further link the long-term economic interests of our executive officers directly to that of our stockholders, our board of directors adopted stock ownership guidelines for the executive officers in August 2013. The guidelines provide that the company's executive officers are expected to, within five years of the later of August 6, 2013 or the date on which such person is appointed to his or her position, own shares of the company's common stock with a market value of no less than four times current annual base salary with respect to our Chief Executive Officer and no less than two times current annual base salary with

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

respect to the other executive officers. In addition, any shares of our common stock held by an executive officer in margin accounts or pledged as collateral for a loan will not be counted for purposes of satisfying the ownership guidelines. The company determines progress towards meeting the applicable ownership thresholds and ongoing compliance with the guidelines on the last day of each fiscal year. The table below shows each executive's equity ownership in the company as a multiple of salary and the minimum ownership level required pursuant to these guidelines for each of our current executive officers as of April 30, 2018:

Name	Dollar Value of Equity Ownership as a Multiple of Base Salary ($)[1]	Minimum Ownership Level Required as a Multiple of Base Salary

Wahid Nawabi	7.9x	4x
Teresa Covington[2]	0.6x	2x
Kirk Flittie	11.4x	2x
Kenneth Karklin[3]	0.3x	2x
Melissa Brown[4]	0.2x	2x

1.
For each executive, calculated by dividing (a) the sum of (1) the aggregate number of shares of vested and unrestricted common stock held by such executive, multiplied by the closing price of $54.50 per share of our common stock on April 30, 2018, the last trading day of fiscal 2018, plus (2) the amount by which the market value of the shares of common stock underlying vested stock options held by such executive exceeds the exercise price of such stock options, if any, by (b) such executive's base salary.

2.
Ms. Covington was appointed as our Chief Financial Officer effective March 1, 2017. She has until March 1, 2022 to satisfy the minimum ownership level required under our stock ownership guidelines.

3.
Mr. Karklin was appointed as an executive officer on September 30, 2016. He has until September 30, 2021 to satisfy the minimum ownership level required under our stock ownership guidelines.

4.
Ms. Brown was appointed as an executive officer on September 28, 2017. She has until September 28, 2022 to satisfy the minimum ownership level required under our stock ownership guidelines.

Compensation Recovery Policy

In August 2013, we implemented an incentive compensation "clawback" policy under which our board of directors may require reimbursement or forfeiture of incentive compensation from an executive officer in the event the officer's wrongdoing later is determined by our board of directors to have resulted in a material negative restatement of the company's financial results. We believe that by providing the company with the appropriate power to recover incentive compensation paid to an executive officer in this situation, the company further demonstrates its commitment to strong corporate governance. This compensation recovery policy is in addition to any policies or recovery rights that are provided under applicable laws, including the Sarbanes-Oxley Act and the Dodd-Frank Act.

Under our compensation recovery policy, if the board of directors determines that a material negative financial restatement was caused by an executive officer's gross negligence or willful misconduct, it may require reimbursement from the executive officer for vested incentive compensation and/or the forfeiture of unvested or unpaid incentive compensation. The amount of vested compensation that may be recovered is the portion of any bonus paid to, and any performance-based equity awards earned by, the executive officer that the executive officer would not have received if the company's financial results had been reported properly. The right to cause a forfeiture or recovery of incentive compensation applies to incentive compensation awarded, vested and/or paid during the two years prior to the date on which the company is required to prepare an accounting restatement.

Post-Vesting Stock Retention Guidelines

The company has adopted post-vesting stock retention guidelines, which require executives to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved.

Insider Trading and Anti-Hedging Policies

The company's insider trading policies contain stringent restrictions on transactions in company stock by executive officers. All trades by executive officers

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

must be pre-cleared. Furthermore, no executive officer may use any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our common stock.

No Tax Gross-Ups

We do not provide tax gross-ups with regard to any compensation, benefit or perquisite paid by us to our Named Executive Officers.

Independent Compensation Consultant

With regard to executive compensation matters, the Compensation Committee is advised by an independent compensation consultant.

Say-on-Pay Votes

In September 2017, we held a stockholder advisory vote on the compensation of our Named Executive Officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our Named Executive Officers, with over 95% of stockholder votes cast in favor of our 2017 say-on-pay resolution (excluding abstentions and broker non-votes). As we evaluated our compensation practices and talent needs since that time and during fiscal year 2018, we were mindful of the strong support our stockholders expressed for our compensation program. As a result, following our annual review of our executive compensation program, the Compensation Committee decided to generally retain our existing approach to executive compensation for our continuing executives, with an emphasis on short- and long-term incentive compensation that rewards our senior executives when they deliver value for our stockholders. At this 2018 annual meeting of stockholders, the stockholders will vote, on an advisory basis, on the compensation of our Named Executive Officers. The Compensation Committee and board of directors value stockholder opinions and will take into account the outcome of this year's advisory vote in making future decisions on executive compensation.

In addition, when determining how often to hold a stockholder advisory vote on the compensation of our Named Executive Officers, the board of directors took into account the strong preference for an annual vote expressed by our stockholders at our 2017 annual meeting. Accordingly, in 2017 the board of directors determined that we would hold an advisory stockholder vote on the compensation of our Named

Executive Officers every year until the next say-on-pay frequency vote.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Generally, Section 162(m) of the Code disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1 million paid in any taxable year to its "covered employees." Prior to the Tax Cuts and Jobs Act of 2017 ("TCJA"), covered employees generally consisted of a company's chief executive officer and its three most highly compensated executive officers serving at the end of the taxable year (other than its chief financial officer), and compensation that qualified as "performance-based" under Section 162(m) was exempt from this $1 million deduction limitation. As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the definition of covered employees was expanded to generally include all named executive officers. In addition, an individual who is a covered employee for any taxable year beginning after December 31, 2016 will continue to be a covered employee for all subsequent taxable years, including years after the death of the individual. Although we historically maintained plans that were intended to permit the payment of deductible compensation under Section 162(m) of the Code if the requirements of Section 162(m) were satisfied, subject to the limited transition relief rules in the TCJA, we may no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee.

The Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee's discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Compensation Committee reserves the right to approve elements of compensation for certain officers that are not fully deductible in the future in appropriate circumstances.

Taxation of "Parachute" Payments

Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that we, or our successor, may

   EXECUTIVE COMPENSATION AND OTHER INFORMATION

forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any Named Executive Officer, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G or 4999 during fiscal year 2018 and we have not agreed and are not otherwise obligated to provide any Named Executive Officer with such a "gross-up" or other reimbursement.

  Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date "fair value" of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award.

Risk Oversight of Compensation Programs

We conducted a risk assessment of our compensation policies and practices for our employees for fiscal 2018 compensation, including those relating to our executive compensation program. This risk assessment included a review of all our employee compensation programs, including our executive officer compensation program. Based on this assessment, we believe that these compensation programs have been appropriately designed to attract and retain talent and properly incent our employees while ensuring that they do not encourage excessive risk taking. We further believe that we have an effective system of controls and procedures in place to ensure that our employees, including our executive officers, are not encouraged to take unnecessary or excessive risks in managing our business. In addition, our compensation recovery policy provides our board of directors with an additional risk mitigation tool by allowing the board to hold employees accountable for improper actions that run counter to the company's objectives or inflate incentive compensation payable to executives. Likewise, our stock ownership guidelines for executives help to further align executive interests with those of stockholders and provide an additional risk mitigation tool.

In reaching this conclusion, we note the following policies and practices that are intended to enable us to effectively monitor and manage the risks associated with our compensation programs:

•

Most of our incentive compensation plans, including our annual cash bonus program, permit the Compensation Committee to exercise its discretion to select performance measures and set target levels, monitor performance and determine final payouts;

•

Each of our compensation programs is subject to oversight by a broad-based group of functions within the company, including people & culture, finance and legal, and at multiple management levels within the company;

•

Employee compensation reflects a balanced mix of programs that focus our employees on achieving both short-term and long-term goals and that provide a balanced mix of fixed and variable compensation;

•

There are caps on the maximum payouts available under certain programs, including our annual cash bonus program and our long-term incentive program; and

•

Equity awards granted to employees are subject to multi-year, service-based vesting conditions.

We discussed the findings of our risk assessment with the Compensation Committee. Based upon this assessment, we believe that our compensation policies and practices do not encourage unnecessary or excessive risk taking and are not reasonably likely to have a material adverse effect on the company.

   EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth the compensation paid to or earned by (a) each person who served as Chief Executive Officer or Chief Financial Officer during fiscal year 2018 and (b) the three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of fiscal year 2018 whose compensation exceeded $100,000 (collectively, the "Named Executive Officers").

Name and Principal Positions	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2]	Option Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)[3]	All Other Compensation ($)[4]	Total ($)

Wahid Nawabi[5]	2018	534,628	162,750	489,961	—	529,889	16,326	1,733,554
President and Chief Executive	2017	510,973	121,590	—	—	239,210	16,039	887,812
Officer, Former Senior Vice	2016	358,083	41,499	400,500	507,926	197,001	23,564	1,528,573
President and Chief Operating Officer
Teresa Covington[6]	2018	307,253	52,500	149,972	—	159,324	18,320	687,370
Senior Vice President and Chief	2017	256,036	45,742	—	—	89,990	15,968	407,736
Financial Officer, Former Vice	2016	259,085	14,877	267,587	—	70,623	16,193	628,366
President of Finance
Kirk Flittie[7]	2018	299,356	52,500	149,972	—	162,699	18,223	682,749
Vice President and General	2017	280,298	43,855	—	—	86,279	17,153	427,585
Manager, UAS
Kenneth Karklin[7]	2018	239,422	—	99,956	—	119,848	14,154	473,380
Vice Preside, Transition	2017	232,399	28,635	—	—	56,336	13,993	331,363
Services
Melissa Brown[8]	2018	241,935	17,500	69,985	—	53,358	15,506	398,284
Vice President, General Counsel and Secretary

1.
This column reflects the discretionary portion of the cash bonuses paid to the Named Executive Officers under our annual executive cash bonus plan during the applicable fiscal year.

2.
The value of the equity awards equals their grant date fair value as computed in accordance with ASC Topic 718 and was determined based on the probable achievement of the applicable performance objectives. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 12 to the financial statements included in our annual report on Form 10-K for our 2018 fiscal year, as filed with the SEC. The amounts shown in the table do not necessarily reflect the actual value that may be recognized by the Named Executive Officers. We granted restricted stock awards and performance restricted stock units ("PRSUs") to our Named Executive Officers in May 2017 and June 2017; see page 50 for information on such awards. None of the PRSUs granted to the Named Executive Officers during fiscal year 2018 were considered probable of achieving their vesting conditions at the date of grant. Therefore the grant date fair value of such PRSUs for purposes of the Summary Compensation Table was zero.

   EXECUTIVE COMPENSATION TABLES

The full grant date fair value of awards which vest upon achieving performance conditions, assuming that the highest level of performance will be achieved in each case, is set forth in the table below. For more information about the PRSU awards granted to the Named Executive Officers during fiscal year 2018, please see the Grants of Plan-Based Awards Tables below.

Name	Grant Date Fair Value of PRSUs Granted in May 2017 for FY 2017-2019 Performance Period ($)

Wahid Nawabi	939,946
Teresa Covington	329,999
Kirk Flittie	329,999
Kenneth Karklin	189,964
Melissa Brown	69,987

Name	Grant Date Fair Value of PRSUs Granted in June 2017 for FY 2018-2020 Performance Period ($)

Wahid Nawabi	939,949
Teresa Covington	329,972
Kirk Flittie	329,972
Kenneth Karklin	189,930
Melissa Brown	69,982

3.
This column reflects the portion of the cash bonuses paid to the Named Executive Officers under our annual executive cash bonus plan for performance during the applicable fiscal year.

4.
These amounts represent the aggregate incremental cost to the company with respect to the perquisites and other personal benefits provided to the Named Executive Officer. For fiscal year 2018, the amounts include (a) our matching contributions to the 401(k) Plan, (b) life insurance premiums, and (c) personal security system contributions.

Name	Year	401(k) Matching Contributions	Life	Security System Contributions	Total

Wahid Nawabi	2018	15,525	801	—	16,326
Teresa Covington	2018	16,394	1,134	792	18,320
Kirk Flittie	2018	15,901	2,322	—	18,223
Kenneth Karklin	2018	13,282	872	—	14,154
Melissa Brown	2018	14,548	166	792	15,506

5.
Mr. Nawabi was appointed as our President and Chief Executive Officer effective May 2, 2016. He served as our President and Chief Operating Officer from January 2016 to May 1, 2016.

6.
Ms. Covington was appointed our Senior Vice President and Chief Financial Officer effective March 1, 2017. She served as Vice President, Finance from July 2016 to March 2017. She served as our Interim Chief Financial Officer from February 2015 to July 2015 and as Vice President of Finance of our former EES business segment from May 2011 to February 2015.

7.
Messrs. Flittie and Karklin were new Named Executive Officers in fiscal year 2017.

8.
Ms. Brown is a new Named Executive Officer for fiscal year 2018.

Fiscal Year 2018 Pay Ratio

Under the Dodd-Frank Act, we are now required to disclose the ratio of the total annual compensation of our CEO to that of our median employee. The new SEC rules promulgated pursuant to the Dodd-Frank Act require disclosure of the median of the annual total compensation of all of the company's employees, excluding our the CEO; the annual total compensation of our CEO; and the ratio of the amount of our CEO's annual compensation to the amount of the median employee's annual total compensation.

We selected April 30, 2018, the last day of our most recently-completed fiscal year, as the date upon which our median employee was identified. In our analysis to identify the median employee, we included all employees employed as of April 30, 2018, excluding our CEO but including employees of our EES business segment which was not divested until June 2018. We identified the median employee based on the sum of regular and overtime

   EXECUTIVE COMPENSATION TABLES

wages paid for the fiscal year 2018 and the bonus paid pursuant to the company's fiscal year 2018 bonus program. The company did not annualize the compensation of any employees hired during fiscal year 2018.

Using the compiled data, we determined that the fiscal year 2018 annual total compensation of our median employee as of April 30, 2018 was $94,535 and that Mr. Nawabi's annual total compensation for fiscal year 2018 was $1,733,554, both of which were calculated in accordance with Item 402(c) of Regulation S-K. The ratio of these amounts was 18:1.

As described above, Mr. Nawabi's fiscal year 2018 compensation included two sets of equity grants due to the extended time taken by the Compensation Committee to review and update the company's long term incentive compensation program. The restricted stock awards and performance restricted stock unit awards issued on May 30, 2017 were related to Mr. Nawabi's service during fiscal year 2017 service. Excluding these awards and only including awards that were issued on June 30, 2017 which relate to Mr. Nawabi's service during fiscal year 2018, Mr. Nawabi's total annual compensation would have been $1,488,569, which would have yielded a ratio of 16:1, rather than 18:1.

Grants of Plan-Based Awards

The following table provides information with respect to plan-based awards granted to the Named Executive Officers during fiscal year 2018.

								All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)[2]
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)[1]	Target (#)[1]	Maximum (#)[1]

Equity Awards
Wahid Nawabi	6/30/17	—	—	—	—	—	—	6,413	[3]	244,977
Wahid Nawabi	6/30/17	—	—	—	6,937	13,874	27,748			—
Wahid Nawabi	5/30/17	—	—	—	—	—	—	7,890	[4]	244,984
Wahid Nawabi	5/30/17	—	—	—	7,568	15,136	30,272			—
Teresa Covington	6/30/17	—	—	—	—	—	—	1,963	[3]	74,986
Teresa Covington	6/30/17	—	—	—	4,319	4,319	8,638			—
Teresa Covington	5/30/17	—	—	—	—	—	—	2,415	[4]	74,986
Teresa Covington	5/30/17	—	—	—	2,657	5,314	10,628			—
Kirk Flittie	6/30/17	—	—	—	—	—	—	1,963	[3]	74,986
Kirk Flittie	6/30/17	—	—	—	4,319	4,319	8,638			—
Kirk Flittie	5/30/17	—	—	—	—	—	—	2,415	[4]	74,986
Kirk Flittie	5/30/17	—	—	—	2,657	5,314	10,628			—
Ken Karklin	6/30/17	—	—	—	—	—	—	1,308	[3]	49,966
Ken Karklin	6/30/17	—	—	—	1,243	2,486	4,972			—
Ken Karklin	5/30/17	—	—	—	—	—	—	1,610	[4]	49,990
Ken Karklin	5/30/17	—	—	—	1,529	3,059	6,118			—
Melissa Brown	6/30/17	—	—	—	—	—	—	916	[3]	34,994
Melissa Brown	6/30/17	—	—	—	458	916	1,832			—
Melissa Brown	5/30/17	—	—	—	—	—	—	1,127	[4]	34,991
Melissa Brown	5/30/17	—	—	—	563	1,127	2,254			—
Annual Executive Cash Bonus Plan[5]
Wahid Nawabi	6/19/17	232,500	465,000	930,000	—	—	—	—		—
Teresa Covington	6/19/17	75,000	150,000	300,000	—	—	—	—		—
Kirk Flittie	6/19/17	75,000	150,000	300,000	—	—	—	—		—
Kenneth Karklin	6/19/17	57,500	115,000	230,000	—	—	—	—		—
Melissa Brown	6/19/17	25,000	50,000	100,000	—	—	—	—		—

1.
Represents number of shares of common stock issuable at threshold, target and maximum achievement levels for each of the Named Executive Officers under PRSUs for the FY2017-FY2019 Performance Period (issued on May 30, 2017) and the FY2018-2020 Performance Period (issued on June 30, 2017). The determinations of the shares of common stock that will be issuable to the Named Executive Officers following completion of the performance periods upon settlement of the PRSUs are described in the Compensation Discussion and Analysis section above. The actual number of shares of common stock issued to our

   EXECUTIVE COMPENSATION TABLES

  Named Executive Officers following the conclusion of the performance periods will be based on our performance relative to the financial goals for the performance period. Threshold, target and maximum numbers assume achievement of each of the financial metrics for the applicable performance period at the threshold, target and maximum levels, respectively.

2.
Represents the grant date fair value of the restricted stock awards and PRSUs as determined under ASC Topic 718. For additional information regarding the valuation assumptions used in the calculation of these amounts, refer to Note 12 to the financial statements included in our annual report on Form 10-K for our 2018 fiscal year, as filed with the SEC. For the PRSUs, the grant date fair value was calculated based on the maximum value of such awards which may vest upon achieving performance conditions, assuming that the highest level of performance will be achieved. None of the PRSUs granted to the Named Executive Officers for the FY2017-FY2019 Performance Period or FY2018-2020 Performance Period were considered probable of achieving their vesting conditions at the date of grant. Therefore the grant date fair value of such performance awards for purposes of the Summary Compensation Table was zero.

3.
The restricted stock awards vest in three equal annual installments, with the first installment vesting on July 11, 2018.

4.
The restricted stock awards vest in three equal annual installments, with the first installment vesting on July 11, 2017.

5.
The Compensation Committee established maximum cash bonus and target bonus levels for the Named Executive Officers, other than Ms. Brown, under our annual executive cash bonus plan in June 2017. Ms. Brown's fiscal year 2018 target bonus was established by the company's chief executive officer in June 2017 and was later ratified by the Compensation Committee in November 2017 after Ms. Brown's appointment as an executive officer of the company. The determination of the bonuses payable to the Named Executive Officers for fiscal year 2018 is described in the Compensation Discussion and Analysis section above. These columns show the range of bonus amounts for each Named Executive Officer from the threshold to the maximum based on the maximum permissible bonus amount set at the beginning of the fiscal year.

   EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to equity awards held by each of the Named Executive Officers as of April 30, 2018.

	Option Awards					Stock Awards
									Equity Incentive Plan Awards:
		Number of Securities Underlying Unexercised Options[1]						Market Value of Shares or Units of Stock that Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[1]
						Number of Shares or Units of Stock that Have Not Vested (#)
				Option Exercise Price ($)	Option Expiration Date
Name	Grant Date	Exercisable (#)	Unexercisable (#)

Wahid Nawabi	6/30/17	—	—	—	—	6,413	[2]	349,509	—		—
	6/30/17	—	—	—	—	—		—	13,874	[3]	756,133	[3]
	5/30/17	—	—	—	—	5,260	[4]	286,670	—		—
	5/30/17	—	—	—	—	—		—	15,136	[3]	824,912	[3]
	6/24/15	20,000	30,000	26.70	6/24/25	—		—	—		—
	6/24/15	—	—	—	—	9,000	[2]	490,500	—		—
	6/24/15	—	—	—	—	—		—	—	[5]	66,250	[5]
	8/1/14	9,696	6,468	31.27	8/1/24	—		—	—		—
	8/1/14	—	—	—	—	2,904	[6]	158,268	—		—
	4/22/13	30,000	—	18.07	4/22/23	—		—	—		—
	4/22/13	—	—	—	—	4,000	[7]	218,000	—		—
	3/1/12	50,000	—	28.72	3/1/22	—		—	—		—

Teresa Covington	6/30/17	—	—	—	—	1,963	[2]	106,984	—		—
	6/30/17	—	—	—	—	—		—	4,319	[3]	235,386	[3]
	5/30/17	—	—	—	—	1,610	[4]	87,745	—		—
	5/30/17	—	—	—	—	—		—	5,314	[3]	289,613	[3]
	6/24/15	—	—	—	—	4,800	[2]	261,600	—		—
	6/24/15	—	—	—	—	1,213	[2]	66,109	—		—
	6/24/15	—	—	—	—				—	[5]	23,750	[5]
	4/22/13	—	—	—	—	400	[7]	21,800	—		—

Kirk Flittie	6/30/17	—	—	—	—	1,963	[2]	106,984	—		—
	6/30/17	—	—	—	—	—		—	4,319	[3]	235,386	[3]
	5/30/17	—	—	—	—	1,610	[4]	87,745	—		—
	5/30/17	—	—	—	—	—		—	5,314	[3]	289,613	[3]
	6/24/15	—	—	—	—	6,000	[2]	327,000	—		—
	6/24/15	—	—	—	—	—		—	—	[5]	37,500	[5]
	8/1/14	—	—	—	—	700	[6]	38,150	—		—
	4/22/13	—	—	—	—	200	[7]	10,900	—		—

Kenneth Karklin	6/30/17	—	—	—	—	1,308	[2]	71,286	—		—
	6/30/17	—	—	—	—	—		—	2,486	[3]	135,487	[3]
	5/30/17	—	—	—	—	1,073	[4]	58,479	—		—
	5/30/17	—	—	—	—	—		—	3,059	[3]	166,716	[3]
	6/24/15	—	—	—	—	4,200	[2]	228,900	—		—
	6/24/15	—	—	—	—	—		—	—	[5]	25,000	[5]
	8/1/14	—	—	—	—	400	[6]	21,800	—		—
	11/21/13	—	—	—	—	400	[8]	21,800	—		—
	4/22/13	—	—	—	—	400	[7]	21,800	—		—

Melissa Brown	6/30/17	—	—	—	—	916	[2]	49,922	—		—
	6/30/17	—	—	—	—	—		—	916	[3]	49,922	[3]
	5/30/17	—	—	—	—	751	[4]	40,930	—		—
	5/30/17	—	—	—	—	—		—	1,127	[3]	61,422	[3]
	12/2/16	—	—	—	—	3,333	[9]	181,649	—		—

1.
Calculated using the closing price per share of our common stock of $54.50 on April 30, 2018.

2.
Unvested shares vest in three equal installments on July 11, 2018, 2019 and 2020.

3.
Represents the number of shares of common stock and the value of such shares that may be issued to the Named Executive Officers under PRSUs for the FY2017-FY2019 Performance Period (issued on May 30, 2017) and the FY2018-2020 Performance Period (issued on June 30, 2017) at threshold performance. Provided that the threshold performance goals for the FY2017-FY2019 Performance Period and the FY2018-2020 Performance Period are achieved, the Named Executive Officers' PRSUs will be settled in fully vested shares of restricted common stock. If target or maximum performance is achieved for either performance period, the

   EXECUTIVE COMPENSATION TABLES

  respective number of shares of restricted common stock that would be issued for each performance period and the value of such shares as of April 30, 2018 would be as follows

	FY2017-2019 Performance Period				FY2018-2020 Performance Period
	Target Number	Target Value ($)	Maximum Number	Maximum Value ($)	Target Number	Target Value ($)	Maximum Number	Maximum Value ($)

Wahid Nawabi	15,136	824,912	30,272	1,649,824	13,874	756,133	27,748	1,512,266

Teresa Covington	5,314	289,613	10,628	579,226	4,319	235,386	8,638	470,771

Kirk Flittie	5,314	289,613	10,628	579,226	4,319	235,386	8,638	470,771

Kenneth Karklin	3,059	166,716	6,118	333,431	2,486	135,487	4,972	270,974

Melissa Brown	1,127	61,422	2,254	122,843	916	49,922	1,832	99,844

  The actual number of shares of restricted common stock issued to our Named Executive Officers following the conclusion of a performance period will be based on our performance relative to the financial goals for that performance period. The value of the shares of common stock that may be received by an executive will depend on our stock price on the settlement date.

4.
Unvested shares vest in equal installments on each of July 11, 2017, 2018 and 2019.

5.
Represents the value of awards that may be paid to the Named Executive Officers in the form of restricted stock units under our long-term incentive program for the FY2016-FY2018 Performance Period at threshold performance. The Compensation Committee determined that no payment of the FY2016-FY2018 awards would be made because the company did not achieve the threshold performance goals for such awards.

6.
Unvested shares vest in two equal installments on each of October 5, 2018 and 2019.

7.
Unvested shares vest on July 11, 2018.

8.
Unvested shares vest on January 4, 2019.

9.
Unvested shares vest in two equal installments on January 4, 2019 and 2020.

Option Exercises and Stock Vested in Fiscal Year 2018

The following table provides information on option exercises and stock award vesting for each of the Named Executive Officers during fiscal year 2018.

	Option Exercises		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Wahid Nawabi	—	—	11,081	457,446

Teresa Covington	—	—	3,210	126,538

Kirk Flittie	—	—	3,355	137,231

Kenneth Karklin	—	—	2,937	124,309

Melissa Brown	—	—	2,043	104,240

Payments Upon Termination or Change of Control

Severance Protection Agreements

In December 2015, we entered into severance protection agreements with certain of our Named Executive Officers (Mr. Nawabi, Ms. Covington, Mr. Flittie and Mr. Karklin), which provide for the payment of certain benefits to the officer in connection with a change in control and/or the termination of such officer's employment as summarized below. Mr. Nawabi entered into an amended and restated severance protection agreement on May 2, 2016 upon the effectiveness of his appointment as the company's Chief Executive Officer. Ms. Covington entered into an amended and restated severance protection agreement on June 26, 2017 in connection with her appointment as the company's Chief Financial Officer. Ms. Brown entered into a severance protection agreement

   EXECUTIVE COMPENSATION TABLES

in January 2017, which was amended and restated in March 2018 in connection with her appointment as an executive officer of the company.

Except as noted below, the severance protection agreements with the Named Executive Officers are on identical terms and do not provide for a gross up of severance benefits in the event excise taxes under Section 280G of the Internal Revenue Code apply.

(a)
The term of each agreement commenced on the date of the agreement's execution and continues until December 31, 2018. If a change in control occurs during the term of the agreement, the term will be extended to the date that is 18 months after the date of the occurrence of such change in control.

(b)
Upon termination of the officer's employment by the company without cause or by the officer for good reason (as those terms are defined in the agreements) within 18 months following a change in control, the officer is entitled to receive (i) his or her prorated bonus target for the year in which the termination occurs, (ii) a lump sum cash payment (the "Lump Sum Payment") equal to 1.0x (or 1.5x for our Chief Executive Officer) the sum of his or her base salary at the rate in effect on the termination date (or, if higher, the highest base salary rate in effect at any time during the 180-day period prior to a change in control), his or her annual target bonus for the year in which the termination occurs and 100% of his or her target payout under all outstanding long-term incentive plan awards, (iii) acceleration of vesting and exercisability of equity awards, (iv) the continuation of certain employee welfare plan benefits for the executive and his or her dependents and beneficiaries for a period of 12 months and (v) outplacement services for a period of 12 months, or if earlier, until the first acceptance by the executive of an offer of employment.

(c)
If an executive's employment is terminated by the company without cause or by the executive for good reason, and a change in control occurs prior to the earlier of the date which is three (3) months following the termination date or February 14th of the calendar year following the year in which the termination date occurs, the executive shall be entitled to receive the benefits described in (b) above.

(d)
The agreements also provide for the officer receiving the following severance benefits if the officer's employment is terminated by the company for any reason other than cause in a context that does not involve a change in control, or upon any termination by reason of the officer's death or disability: (i) his or her prorated bonus target for the year in which the termination occurs, (ii) a lump sum payment in an amount equal to his or her base salary at the rate in effect on the termination date, and (iii) the continuation of certain employee welfare plan benefits for the executive and his or her dependents and beneficiaries for a period of 12 months. Under his agreement, Mr. Nawabi would also be entitled to receive the severance benefits described in this section (d) in a non-change in control context if he terminates his employment for good reason.

(e)
To receive the severance benefits described above, the officer must execute a full release of any and all claims against the company and comply with certain obligations specified in the agreement for 12 months following the termination date, including non-solicitation and non-disparagement obligations and continued compliance with the obligations under the executive's patent and confidentiality agreement with the company. Any waiver of any breach of such obligations must be approved by the company.

For purposes of the severance protection agreements, "change in control" of the company generally means, subject to certain exceptions, (a) the consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the company's assets unless all or substantially all of the beneficial owners prior to such transaction immediately own more than 50% of the combined outstanding voting power of the entity resulting from the transaction; (b) individuals who at the beginning of any two year period constitute the company's board of directors cease for any reason to constitute at least a majority of the board of directors; (c) the acquisition by any person of beneficial ownership of 25% or more of the outstanding voting power of the company; or (d) the approval by the company's stockholders of a complete liquidation or dissolution of the company.

Potential Payments Upon Termination or Change in Control

Summary of Potential Payments Upon Termination (As of April 30, 2018)

The table below sets forth the estimated payments to be made to each Named Executive Officer under his or her severance protection agreement in the event of the officer's involuntary termination by the Company without

   EXECUTIVE COMPENSATION TABLES

cause, termination by reason of death or disability, or in the case of our Chief Executive Officer, his voluntary termination for good reason, in each case not within the change in control protection period provided in the severance protection agreements. The following table assumes that such termination occurred on April 30, 2018.

Name	Cash Severance[1] ($)	Benefits Continuation[2] ($)	Total ($)

Wahid Nawabi	990,000	27,483	$1,017,483

Teresa Covington	450,000	25,178	$475,178

Kirk Flittie	450,000	42,314	$492,314

Kenneth Karklin	345,000	36,962	$381,962

Melissa Brown	292,000	13,558	$305,558

1.
Cash severance was calculated using the base salary in effect for each officer on April 30, 2018, plus the target annual bonus for each officer for fiscal year 2018.

2.
The benefit continuation payment is based on premium costs as of April 30, 2018.

Summary of Potential Payments Upon Change in Control (As of April 30, 2018)

The table below sets forth the estimated payments to be made to each Named Executive Officer under his or her severance protection agreement in the event of the officer's involuntary termination by the Company without cause or the officer's voluntary termination for good reason within 18 months after a change in control or within the change in control protection period provided in the severance protection agreements. The following table assumes that such termination, and a corresponding change in control, occurred on April 30, 2018.

		Other Benefits
Name	Cash Severance[1] ($)	Benefits Continuation[2] ($)	In-the-Money Value of Accelerated Stock Options[3] ($)	Value of Accelerated Restricted Stock Awards[4] ($)	Value of Accelerated Restricted Stock Unit Awards[5] ($)	Total Value of Change- in-Control Related Benefits ($)

Wahid Nawabi	2,347,500	27,483	984,252	1,502,947	1,581,045	$4,862,181

Teresa Covington	695,000	25,178	—	544,237	524,999	$1,264,415

Kirk Flittie	750,000	42,314	—	570,779	524,999	$1,363,093

Kenneth Karklin	560,000	36,962	—	424,065	302,203	$1,021,027

Melissa Brown	342,000	13,558	—	272,500	111,344	$628,058

1.
Cash severance was calculated using the base salary in effect for each officer on April 30, 2018, the target bonus for each officer for fiscal year 2018 and each officer's target goal bonus amounts under the FY2016-FY2018 Performance Period and the FY2016-FY2018 Performance Period long-term incentive compensation plan awards granted to such officer, if applicable.

2.
The benefit continuation payment is based on premium costs as of April 30, 2018. The benefits continuation column excludes outplacement benefits which we are not able to quantify at this time. We expect the amount of outplacement benefits to be immaterial.

3.
Amounts in respect of stock options were determined by multiplying the number of stock options that would have vested upon such employment termination by the difference between $54.50, the closing price of our common stock on April 30, 2018, and the applicable exercise prices of such stock options.

4.
Amounts in respect of restricted stock awards were determined by multiplying the number of restricted stock awards that would have vested upon such employment termination by $54.50, the closing price of our common stock on April 30, 2018.

5.
Amounts in respect of restricted stock unit awards were determined by multiplying the target number of shares of common stock underlying such restricted stock units that would have vested upon such employment termination by $54.50, the closing price of our common stock on April 30, 2018. In the event of a change in control prior to the last date of the applicable three-year performance period, the number of PRSUs that will be eligible to vest will be equal to the greater of (1) the target number of PRSUs or (2) the number of PRSUs that would vest if the performance period ended on the date of the change in control and performance was measured as of that date (with the performance objectives adjusted proportionately to reflect the hypothetical shortened performance period). These "vesting eligible" PRSUs will then convert to time-based awards that will vest on the last day of the performance period, subject to the Named Executive Officer's continued employment or service through such date. However, if a Named Executive Officer's employment is terminated by us other than for cause or by the Named Executive Officer for good reason, in each case within 18 months following a change in control, all of the "vesting eligible" PRSUs will vest upon such termination. For purposes of the table, amounts in respect of restricted stock unit awards were determined by multiplying the target number of shares of common stock underlying such restricted stock units that would have vested upon such employment termination by $54.50, the closing price of our common stock on April 30, 2018

   AUDIT MATTERS

AUDIT MATTERS

Audit Committee Report

The Audit Committee of our board of directors serves as the representative of the board for general oversight of our financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with laws and regulations and standards of business conduct. The Audit Committee is made up solely of independent directors, as defined in the applicable SEC and Nasdaq rules, and operates under a written charter adopted by the board. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Management has responsibility for preparing our financial statements, as well as for our financial reporting process. Ernst & Young LLP, acting as our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles in the United States. The Audit Committee periodically meets with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

In this context, the Audit Committee hereby reports as follows:

(1)
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2018 with management.

(2)
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with the independent registered public accounting firm by Auditing Standard No. 1301, "Communication with Audit Committees", as adopted by the Public Company Accounting Oversight Board.

(3)
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with such firm its independence from the company.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended April 30, 2018, for filing with the SEC.

Audit Committee Edward R. Muller (Chair) Stephen F. Page Catharine Merigold

   PROPOSAL 2. RATIFICATION OF SELECTION OF ERNST & YOUNG LLP

PROPOSAL 2. RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2019. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended April 30, 2018. The services provided to us by Ernst & Young LLP for the last two fiscal years are described under the caption "Audit-Related Matters – Fees Paid to Independent Auditors" below. Stockholder approval of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required. Our board believes that obtaining stockholder ratification of the selection of Ernst & Young LLP is a sound governance practice. If the stockholders do not vote on an advisory basis in favor of Ernst & Young LLP, the Audit Committee will reconsider whether to hire the firm and may retain Ernst & Young LLP or hire another firm without resubmitting the matter for stockholder approval. The Audit Committee retains the discretion at any time to appoint a different independent registered public accounting firm.

Representatives of Ernst & Young LLP are expected to be available at the annual meeting to respond to appropriate questions and to make a statement if they desire.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
"FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2019.

Fees Paid to Independent Auditors

We engaged Ernst & Young LLP as our independent registered public accounting firm for the fiscal years ended April 30, 2014, 2015, 2016, 2017 and 2018, and to perform procedures related to the financial statements included in our quarterly reports on Form 10-Q. Our Audit Committee approved the engagement of Ernst & Young LLP. The following table shows the fees for audit and other services provided by Ernst & Young LLP for the fiscal years ended April 30, 2018 and 2017.

	FY2018 Fees	FY2017 Fees

Audit Fees	$1,304,824	$972,567
Audit-Related Fees	—	—
Tax Fees	129,454	128,967
All Other Fees	1,995	1,995

Total	$1,436,273	$1,103,529

Audit Fees.    This category includes fees associated with our annual audit and the audit of internal control over financial reporting, the review of the company's quarterly reports on Form 10-Q and statutory audits required internationally.

Audit Related Fees.    This category includes fees for services that are reasonably related to the performance of the audit or review of financial statements but are not included in "Audit Fees."

   PROPOSAL 2. RATIFICATION OF SELECTION OF ERNST & YOUNG LLP

Tax Fees.    This category consists of fees for tax advice, planning and compliance principally in connection with the preparation of our tax returns and assistance with governmental tax audits.

All Other Fees.    This category consists of fees for services that are not included in the above categories and primarily includes fees for obtaining access to an online accounting research tool.

Pre-Approval Policy of the Audit Committee

Our Audit Committee has established a policy that generally requires that all audit and permissible non-audit services provided by our independent registered public accounting firm be pre-approved by the Audit Committee, or a designated Audit Committee member. These services may include audit services, audit-related services, tax services and other services. All permissible non-audit services provided by our independent registered public accounting firm have been pre-approved by the Audit Committee or a designated Audit Committee member. Our Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the accountants' independence and determined that it is consistent with such independence

   PROPOSAL 3. ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 3. ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers. This advisory vote on executive compensation, commonly known as "Say-on-Pay," is advisory in nature, and it is not binding on us or our board of directors. This vote provides our stockholders with the opportunity to express their view on our 2018 executive compensation programs and policies for such officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Although the vote is non-binding, our Compensation Committee and board of directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions.

As described more fully in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create long-term stockholder value. We urge stockholders to read the Compensation Discussion and Analysis section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. The Compensation Committee and the board of directors believe that our executive compensation program fulfills these goals.

Our executive compensation practice is governed by policies and practices that are in line with industry practices and stockholder interests. Examples of such policies and practices include:

•

Clawback policy for the recovery of incentive compensation of executive officers;

•

Anti-hedging and anti-short sale policies for executives;

•

Limited perquisites;

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No executive pensions;

•

Stock ownership guidelines requiring ownership of company stock by our Chief Executive Officer of 4x his base salary and by other Named Executive Officers of 2x their base salaries;

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Post-vesting stock retention guidelines requiring Named Executive Officers to hold 50% of net after-tax shares issued upon the vesting of equity awards until their required stock ownership levels are achieved; and

•

Double-trigger provisions for change in control situations in our Severance Protection Agreements, and no excise tax gross-up payments upon a termination after a change in control.

We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers as described in this proxy statement. Accordingly, we ask that our stockholders vote "FOR" the following resolution:

  "RESOLVED, that AeroVironment, Inc.'s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the other related tables and disclosure."

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

You have received these proxy materials because you were an AeroVironment, Inc. stockholder as of the close of business on August 14, 2018, and our board of directors is soliciting authority, or proxy, to vote your shares at the 2018 annual meeting of stockholders. The proxy materials include our notice of annual meeting of stockholders, proxy statement and 2018 annual report. These materials also include the proxy card and postage-paid return envelope or voting instruction form for the annual meeting. The proxy cards are being solicited on behalf of our board of directors. The proxy materials include detailed information about the matters that will be discussed and voted on at the meeting, and provide updated information about our company that you should consider in order to make an informed decision when voting your shares. The proxy materials are first being furnished to stockholders on or about August 27, 2018.

Four proposals are scheduled to be voted on at the annual meeting:

Proposal 1: Election of Timothy E. Conver and Arnold L. Fishman, each to serve as a Class III director for a three-year term;

Proposal 2: Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2019; and

Proposal 3: Advisory vote on the compensation of our Named Executive Officers.

Why is it so important that I promptly vote my shares?

We value your input. Regardless of the number of shares you hold and whether you plan to attend the annual meeting, we encourage you to vote your shares as soon as possible to ensure that your vote is recorded promptly and so that we can avoid additional solicitation costs.

Can I access the proxy materials on the internet?

Yes. The company's proxy statement and 2018 annual report are available at http://investor.avinc.com/financial-information.

Can I receive a copy of the company's annual report on Form 10-K?

Our annual report on Form 10-K for the fiscal year ended April 30, 2018, which has been filed with the SEC, will be made available to stockholders without charge upon written request to AeroVironment, Inc., Attn: Corporate Secretary, 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

How can I view or request copies of the company's corporate documents and SEC filings?

The company's website contains the company's Corporate Governance Guidelines, board committee charters and Code of Business Conduct and Ethics and the company's SEC filings. To view these documents, go to www.avinc.com, click on "Investors" and click on "Corporate Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the company's directors and executive officers, go to www.avinc.com, click on "Investors," click on "Financial Information" and then click on "SEC Filings."

We will promptly deliver free of charge, upon request, a copy of the Corporate Governance Guidelines, the board committee charters and the Code of Business Conduct and Ethics to any stockholder requesting a copy. Requests should be directed to AeroVironment, Inc., Attn: Corporate Secretary, 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016.

How do I attend the annual meeting?

The annual meeting will be held on Thursday, September 28, 2018 at 9:00 a.m., Pacific Time, at the company's offices at 994 Innovators Way, Simi Valley, CA 93065. When you arrive, signs will direct you to the appropriate room. Please note that the doors to the meeting room will not be open until 8:30 a.m. You must be prepared to present valid government-issued photo identification, such as a driver's license or passport, for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record as of the close of business on the record date prior to admittance to the annual meeting. If you are a beneficial owner, you must provide proof of beneficial ownership as of the close of business on the record date, such as your account statement showing that you owned our stock as of August 14, 2018, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting. You do not need to attend the annual meeting to vote. Even if you plan to attend the annual meeting, please submit your vote in advance as instructed herein.

What is the quorum requirement for holding the annual meeting?

A majority of the outstanding shares of common stock, present in person or represented by proxy, will constitute a quorum at the annual meeting. Abstentions will be counted as shares present for purposes of determining the presence of a quorum for the transaction of business.

Who can vote?

Holders of record of common stock at the close of business on August 14, 2018 will be entitled to vote at the annual meeting. Each share of common stock will be entitled to one vote on all matters properly brought before the meeting. On August 14, 2018, the record date for the annual meeting, there were 23,929,219 shares of common stock outstanding. There are no other voting securities of the company outstanding.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the difference between holding shares as a holder of record and as a beneficial owner?

If at the close of business on August 14, 2018, the record date for the annual meeting, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you do not provide voting instructions to your broker or bank, such organization will need to determine whether it has the discretionary authority to vote your shares on any matter to be considered at the annual meeting.

Under applicable rules, your bank or broker has discretionary authority to vote your shares on the ratification of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2019 without receiving instructions from you. Therefore, your broker or bank will be able to vote on this matter if you do not provide voting instructions to such organization. Your bank or broker does not have discretionary authority to vote your shares without receiving instructions from you on any of the other proposals. Accordingly, if you do not give instructions to your custodian, your shares will not be voted with respect to these matters because the bank or brokerage firm will not have authority to vote them on your behalf.

Banks and brokers are not permitted to vote your shares with respect to the election of directors or the advisory votes on the compensation of our Named Executive Officers without your instructions as to how to vote. Please instruct your broker how to vote your shares using the voting instruction form provided by your broker.

How do I vote my shares?

You may vote your shares using one of the following methods:

•

Over the internet. If you have access to the internet, by submitting the proxy following the instructions included on your proxy card for voting over the internet.

•

By telephone. You can vote by calling a toll-free telephone number listed on the proxy card. Please refer to your proxy card for instructions on voting by phone.

•

By mail. You may vote your shares by completing, signing and mailing the proxy card included with your proxy materials. Please refer to your proxy card for instructions on voting by mail.

•

In person at the annual meeting. Stockholders are invited to attend the annual meeting and vote in person at the annual meeting. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the meeting.

A control number, located on the instruction sheet attached to the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you vote via the internet or by telephone, there is no need to return a signed proxy card. However, you may still vote by proxy by using the proxy card.

Can I change my vote?

Yes. You may revoke the proxy at any time prior to its use by:

•

delivering a written notice to the Corporate Secretary of the company, mailed to the company's principal executive office at 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016;

•

executing and submitting a later-dated proxy;

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

•

re-voting your shares by telephone or on the internet; or

•

attending the annual meeting and voting in person.

Only the latest validly executed proxy that you submit will be counted.

What vote is required to approve each of the proposals?

•

Proposal 1 – Election of directors: Directors will be elected on a plurality basis and the two nominees receiving the highest number of "FOR" votes will be elected as directors. Notwithstanding the foregoing, pursuant to the company's Corporate Governance Guidelines, if a director nominee is not elected by a majority of votes cast, he or she has agreed to submit a letter of resignation to the board. The Nominating and Corporate Governance Committee will make a recommendation to the board on whether to accept or reject any such resignation, or whether other action should be taken and the board will act on the resignation taking into account the recommendation of the Nominating and Corporate Governance Committee. Withholdings will be counted as present for the purposes of determining a quorum but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

•

Proposal 2 – Ratification of selection of independent registered public accounting firm: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted as present for purposes of this vote and will have the effect of a vote against the proposal. Brokers have discretionary authority to vote your shares on this proposal without receiving instructions from you.

•

Proposal 3 – Advisory vote on the compensation of our Named Executive Officers: Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

What are the recommendations of the board of directors?

The board of directors recommends that you vote your shares on your proxy card:

•

FOR the election of the directors nominated herein;

•

FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2019; and

•

FOR the proposal to approve the compensation of our Named Executive Officers.

What if I do not specify how I want my shares to be voted?

If you are the record holder of your shares and do not specify on your proxy card (or when giving your proxy by telephone or the internet) how you want to vote your shares, your shares will be voted:

•

FOR the election of directors nominated herein;

•

FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2019;

•

FOR the approval of the advisory vote to approve the compensation of our Named Executive Officers; and

•

with respect to any other business which may properly come before the annual meeting or any adjournments or postponements thereof, in accordance with the best judgment of the designated proxy holders.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

If you are a beneficial owner of shares and do not specify to the organization that holds your shares how you want to vote, such organization may only vote your shares on "routine" matters. The only routine matter to be voted upon at this annual meeting is the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2019. Therefore, if you do not provide instructions to the record holder on how you want to vote, your shares may not be voted on the election of directors or the proposal to approve, on an advisory basis, the compensation of our Named Executive Officers. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

Is cumulative voting allowed for the election of directors?

No. You may not cumulate your votes for the election of directors.

What is the effect of an "ABSTAIN" vote?

Abstentions are considered to be present and entitled to vote with respect to each relevant proposal, but will not be considered a vote cast with respect to that proposal. Therefore, an abstention will effectively be a vote against each of the proposals, except for the election of directors.

What is a "broker non-vote"?

A "broker non-vote" occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the record holder with voting instructions on any "non-routine" matters brought to a vote at a stockholder meeting.

Under applicable rules, "non-routine" matters include the election of directors and the proposal for the advisory vote on the compensation of our Named Executive Officers. As such, a broker may not vote your shares with respect to the election of directors or other non-routine matters without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

When will the company announce the voting results?

We will announce preliminary voting results at the annual meeting. Final official results will be provided in a current report on Form 8-K filed with the SEC within four business days of the meeting (which will be available at www.sec.gov and www.avinc.com).

How are the proxies solicited and what is the cost?

We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. We may also reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable charges and expenses in connection with the distribution of proxy materials.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is householding?

Some brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report may have been sent to multiple stockholders in a stockholder's household. Additionally, you may have notified us that multiple stockholders share an address and thus you requested to receive only one copy of our proxy statement and annual report. We will promptly deliver a separate copy of either document to any stockholder who contacts our investor relations department at (626) 357-9983 ×4245 or by mail addressed to Investor Relations, AeroVironment, Inc., 800 Royal Oaks Drive, Suite 210, Monrovia, California 91016, requesting such copies. If a stockholder is receiving multiple copies of our proxy statement and annual report at the stockholder's household and would like to receive a single copy of the proxy statement and annual report for a stockholder's household in the future, stockholders should contact their broker, or other nominee record holder to request mailing of a single copy of the proxy statement and annual report. Stockholders receiving multiple copies of these documents directly from us, and who would like to receive single copies in the future, should contact our investor relations department at the address above to make such a request.

How do I submit a proposal for action at next year's annual meeting?

Stockholder Proposals for Inclusion in Next Year's Proxy Statement.    Stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. To be eligible for inclusion in the proxy statement relating to our 2018 annual meeting of stockholders, proposals of stockholders must be received at our principal executive offices no later than April 29, 2019 (120 calendar days prior to the anniversary of the date of the proxy statement for our 2018 annual meeting was released to stockholders) and must otherwise satisfy the conditions established by the SEC for stockholder proposals to be included in the proxy statement for that meeting. However, in the event that the date of our 2019 annual meeting is more than 30 days before or after the anniversary of our 2018 annual meeting, a stockholder proposal will be timely if received at our principal executive offices a reasonable time before we begin to print and send our proxy materials for the 2019 meeting.

Stockholder Proposals for Presentation at Next Year's Annual Meeting.    If a stockholder wishes to present a proposal, including a director nomination, at our 2019 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must give advance notice in writing to our Corporate Secretary prior to the deadline for such meeting determined in accordance with our bylaws. Our bylaws require notice with respect to the 2019 annual meeting between May 31, 2019 (120 calendar days prior to the anniversary of our 2018 annual meeting) and June 30, 2019 (90 calendar days prior to the anniversary of our 2018 annual meeting). However, in the event that the date of the 2018 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2018 annual meeting, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2019 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2019 annual meeting or (2) the 10th day following the earlier of (a) the day on which notice of the 2019 annual meeting was mailed or (b) the date on which public announcement of the date of the 2019 annual meeting is first made by the company. If a stockholder fails to give timely notice of a proposal, the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2019 annual meeting. In addition, our bylaws include other requirements for nomination of candidates for director and proposals of other business.

   QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Could any additional proposals be raised at the 2018 annual meeting of stockholders?

The board of directors knows of no other matters to come before the meeting. Should any unanticipated business properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment. The accompanying proxy confers discretionary authority to such persons to vote on any unanticipated matters.

It is important that proxies be returned promptly. Stockholders are urged to date and sign the proxy and return it promptly in the accompanying envelope, or to vote via the internet or by calling the toll-free number as instructed on the proxy card.

If stockholders have any questions or require any assistance with voting your shares, please contact the company's corporate secretary.

ON BEHALF OF THE BOARD OF DIRECTORS

Wahid Nawabi President and Chief Executive Officer
Simi Valley, California August 16, 2018

ANNUAL MEETING OF STOCKHOLDERS OF AEROVIRONMENT, September 28, 2018 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230300000000001000 3 092818 firm: O Timothy E. Conver FOR ALL NOMINEES Proposal 3. Advisory vote on the compensation of the company’s BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR EACH OF THE NOMINEES IN changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Proposal 1. To elect the board of directors' two nominees as directors: NOMINEES: O Arnold L. Fishman WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN Proposal 2. To ratify the selection of Ernst & Young LLP as the company's independent registered public accounting FOR AGAINST ABSTAIN Named Executive Officers: The undersigned hereby revokes any other proxy to vote at the annual meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES. The undersigned acknowledges receipt of a copy of the notice of annual meeting and accompanying proxy statement dated August 16, 2018 relating to the annual meeting. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://investor.avinc.com/financial-information/annual-reports COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

- 0 AEROVIRONMENT, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, a stockholder of AeroVironment, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Wahid Nawabi and Teresa Covington, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of stockholders of the Company, to be held on September 28, 2018, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows: (Continued and to be signed on the reverse side) 14475 1.1